As filed with the Securities and Exchange Commission on August 5, 2008

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

MASSEY ENERGY COMPANY*

(Exact name of registrant as specified in its charter)

Delaware	95-0740960
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4 North 4th Street

Richmond, Virginia 23219

(804) 788-1800

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Richard R. Grinnan, Esq.

Vice President and Corporate Secretary

Massey Energy Company

4 North 4th Street

Richmond, Virginia 23219

(804) 788-1800

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

David M. Carter, Esq.

David I. Meyers, Esq.

Troutman Sanders LLP

1001 Haxall Point

Richmond, Virginia 23219

(804) 697-1253

*	THE CO-REGISTRANTS LISTED ON THE NEXT PAGE ARE ALSO INCLUDED IN THIS FORM S-3 REGISTRATION STATEMENT AS ADDITIONAL REGISTRANTS.

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☑

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☑	Accelerated filer ☐

Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE(1)

TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED	AMOUNT TO BE REGISTERED(2)	PROPOSED MAXIMUM OFFERING PRICE PER UNIT(2)	PROPOSED MAXIMUM OFFERING PRICE AGGREGATE(2)	AMOUNT OF REGISTRATION FEE(2)
Common Stock, $0.625 par value	—	—	—	—
Preferred Stock, no par value	—	—	—	—
Warrants	—	—	—	—
Debt Securities	—	—	—	—
Guarantees of Debt Securities (3)	—	—	—	(4)

(1)	The securities of each class may be offered and sold by the registrant and/or may be offered and sold, from time to time, by one or more selling securityholders to be identified in the future.
(2)	An indeterminate aggregate initial offering price and number or amount of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrant is deferring payment of all of the registration fee.
(3)	All subsidiary guarantors of the debt securities will be operating subsidiaries of the registrant.
(4)	Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby.

Table of Additional Registrants

Name Of Additional Registrant	(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)
A.T. Massey Coal Company, Inc.	VA	1220	54-0295165	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Alex Energy, Inc.	WV	1220	55-0755384	2 Jerry Fork Road Drennen, WV 26667 (304) 872-5065

Aracoma Coal Company, Inc.	WV	1220	52-1669141	Route 17 North Bandmill Hollow Road Stollings, WV 25646 (304) 752-6194

Bandmill Coal Corporation	WV	1220	55-0758310	County Route 14 Rum Creek Road Yolyn, WV 25654 (304) 792-6221

Bandytown Coal Company	WV	1220	55-0751776	Massey Coal Services 315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Barnabus Land Company	WV	1220	55-0728645	24406 U.S. Route 119 Belfry, KY 41514 (606) 353-0928

Belfry Coal Corporation	WV	1220	61-0415137	State Route 49 South Lobata, WV 25677 (304) 235-4290

Ben Creek Coal Company	WV	1220	55-0177051	State Route 49 South Lobata, WV 25677 (304) 235-4290

Big Bear Mining Company	WV	1220	22-2138933	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Big Sandy Venture Capital Corp.	WV	1220	55-0759644	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Black King Mine Development Co.	WV	1220	54-1188659	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Blue Ridge Venture Capital Corp.	WV	1220	55-0755775	315 70th Street, SE Charleston, WV 25304 (304) 926-0075

Boone East Development Co.	WV	1220	55-0717715	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Name Of Additional Registrant	(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)
Boone Energy Company	WV	1220	55-0777985	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Boone West Development Co.	WV	1220	55-0717716	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Central Penn Energy Company, Inc.	PA	1220	25-1478196	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Central West Virginia Energy Company	WV	1220	54-1203171	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Ceres Land Company	WV	1220	55-0736928	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Clear Fork Coal Company	WV	1220	55-0757300	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Crystal Fuels Company	WV	1220	55-0732366	State Route 49 South Lobata, WV 25677 (304) 235-4290

Dehue Coal Company	WV	1220	55-0619956	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Delbarton Mining Company	WV	1220	55-0764304	State Route 49 South Lobata, WV 25677 (304) 235-4290

Demeter Land Company	WV	1220	31-1567229	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Douglas Pocahontas Coal Corporation	WV	1220	23-1500956	4 North 4th Street Richmond, VA 23219 (804) 788-1800

DRIH Corporation	DE	1220	54-1497754	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Duchess Coal Company	WV	1220	54-1725084	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Duncan Fork Coal Company	PA	1220	25-1418256	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Eagle Energy, Inc.	WV	1220	55-0751738	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Name Of Additional Registrant	(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)
Elk Run Coal Company, Inc.	WV	1220	54-1097978	31754 Coal River Road Sylvester, WV 25193 (304) 854-1890

Feats Venture Capital Corp.	WV	1220	55-0754725	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Goals Coal Company	WV	1220	55-0737462	Rt. 3 Sundial, WV 25140 (304) 854-2982

Green Valley Coal Company	WV	1220	55-0747007	5363 Leivasy Road Leivasy, WV 26676 (304) 846-6600

Greyeagle Coal Company	KY	1220	55-0771551	State Route 49 South Lobata, WV 25677 (304) 235-4290

Haden Farms, Inc.	VA	1220	54-1456163	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Hanna Land Company, LLC	KY	1220	61-1352274	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Hazy Ridge Coal Company	WV	1220	55-0741015	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Highland Mining Company	WV	1220	55-0757301	County Route 14 Rum Creek Road Yolyn, WV 25654 (304) 435-1980

Hopkins Creek Coal Company	KY	1220	54-1136806	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Independence Coal Company, Inc.	WV	1220	54-1188773	Route 85 South Robinson Creek Road Madison, WV 25130 (304) 369-9101

Jacks Branch Coal Company	WV	1220	55-0734230	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Joboner Coal Company	KY	1220	54-1143406	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Kanawha Energy Company	WV	1220	55-0765391	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Name Of Additional Registrant	(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)
Knox Creek Coal Corporation	VA	1220	54-1393689	2295 Governor GC Perry Highway Raven, VA 24639 (276) 964-4333

Lauren Land Company	KY	1220	61-1209098	24406 U.S. Route 119 Belfry, KY 41514 (606) 353-0928

Laxare, Inc.	WV	1220	55-0486813	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Logan County Mine Services, Inc.	WV	1220	31-1708085	Route 119 North, South II Road Holden, WV 25625 (304) 239-2300

Long Fork Coal Company	KY	1220	54-1605009	6760 Long Branch Road Belfry, KY 41514 (606) 237-1120

Lynn Branch Coal Company, Inc.	WV	1220	54-1537451	State Route 49 South Lobata, WV 25677 (304) 235-4290

Majestic Mining, Inc.	TX	1220	74-1362695	2 Jerry Fork Road Drennen, WV 26667 (304) 872-5065

Marfork Coal Company, Inc.	WV	1220	55-0723539	Marfork Road, Rte. 3 Pettus, WV 25209 (304) 854-1852

Martin County Coal Corporation	KY	1220	61-0702852	Route 3 South 3201 Ridge Top Road Inez, KY 41224 (606) 395 - 6881

Massey Coal Sales Company, Inc.	VA	1220	54-1188775	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Massey Coal Services, Inc.	WV	1220	54-1095096	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Massey Gas & Oil Company	LA	1220	58-2673773	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Massey Technology Investments, Inc.	VA	1220	54-1834161	4 North 4th Street Richmond, VA 23219 (804) 788-1800

New Market Land Company	WV	1220	31-1557272	24406 U.S. Route 119 Belfry, KY 41514 (606) 353-0928

Name Of Additional Registrant	(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)
New Ridge Mining Company	KY	1220	61-1218677	5263 State Highway 194-E Kimper, KY 41539 (606) 631-7530

New River Energy Corporation	WV	1220	54-1225713	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Nicco Corporation	WV	1220	55-0584295	2 Jerry Fork Road Drennen, WV 26667 (304) 872-5065

Nicholas Energy Company	WV	1220	55-0761469	2 Jerry Fork Road Drennen, WV 26667 (304) 872-5065

Omar Mining Company	WV	1220	55-0385010	Route 85 South Robinson Creek Road Madison, WV 25130 (304) 369-9101

Peerless Eagle Coal Co.	WV	1220	55-0451306	2 Jerry Fork Road Drennen, WV 26667 (304) 872-5065

Performance Coal Company	WV	1220	55-0736927	130 Frontier Street Naoma, WV 25140 (304) 854-1761

Peter Cave Mining Company	KY	1220	61-1360315	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Pilgrim Mining Company, Inc.	KY	1220	61-1246461	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Power Mountain Coal Company	WV	1220	31-1567082	2 Jerry Fork Road Drennen, WV 26667 (304) 872-5065

Raven Resources, Inc.	FL	1220	59-3036984	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Rawl Sales & Processing, Co.	WV	1220	55-0476477	State Route 49 South Lobata, WV 25677 (304) 235-4290

Road Fork Development Company, Inc.	KY	1220	54-1293743	State Route 49 South Lobata, WV 25677 (304) 235-4290

Robinson-Phillips Coal Company	WV	1220	55-0386264	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Name Of Additional Registrant	(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)
Rum Creek Coal Sales, Inc.	WV	1220	31-1181801	Route 17 Ethel Hollow Ethel, WV 25076 (304) 752-7850

Russell Fork Coal Company	WV	1220	61-0394431	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

SC Coal Corporation	DE	1220	13-2856449	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Scarlet Development Company	PA	1220	25-1782790	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Shannon-Pocahontas Coal Corporation	WV	1220	54-1132767	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Shannon-Pocahontas Mining Company	WV	1220	55-0613879	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Shenandoah Capital Management Corp.	WV	1220	55-0759643	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Sidney Coal Company, Inc.	KY	1220	54-1293752	115 N. Big Creek Road Sidney, KY 41564 (606) 353-7201

Spartan Mining Company	WV	1220	31-1571923	State Route 49 South Lobata, WV 25677 (304) 235-4290

St. Alban’s Capital Management Corp.	WV	1220	55-0755774	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Stirrat Coal Company	WV	1220	55-0728501	Route 44 South Stirrat, WV 25638 (304) 946-2639

Stone Mining Company	KY	1220	61-1231896	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Support Mining Company	WV	1220	52-1891104	Marfork Road, Rte. 3 Pettus, WV 25209 (304) 854-1852

Sycamore Fuels, Inc.	WV	1220	54-1527013	4 North 4th Street Richmond, VA 23219 (804) 788-1800

T.C.H. Coal Co.	KY	1220	61-0723123	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Name Of Additional Registrant	(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)
Talon Loadout Company	WV	1220	20-2779543	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Tennessee Consolidated Coal Company	TN	1220	62-6029380	1000 Pocket Road Whitwell, TN 37397 (423) 658-5115

Tennessee Energy Corp.	TN	1220	62-0719183	1000 Pocket Road Whitwell, TN 37397 (423) 658-5115

Thunder Mining Company	WV	1220	55-0770782	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Town Creek Coal Company	WV	1220	52-1089482	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Trace Creek Coal Company	PA	1220	25-1418260	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

Tucson Limited Liability Company	WV	1220	55-0750763	4 North 4th Street Richmond, VA 23219 (804) 788-1800

Vantage Mining Company	KY	1220	54-1289901	State Route 49 South Lobata, WV 25677 (304) 235-4290

White Buck Coal Company	WV	1220	55-0747028	2 Jerry Fork Road Drennen, WV 26667 (304) 872-5065

Williams Mountain Coal Company	WV	1220	55-0729825	130 Frontier Street, Montcoal, WV 25140 (304) 854-1761

Wyomac Coal Company, Inc.	WV	1220	55-0574144	315 70th Street, S.E. Charleston, WV 25304 (304) 926-0075

PROSPECTUS

MASSEY ENERGY COMPANY

Common Stock

Preferred Stock

Warrants

Debt Securities

Guarantees of Debt Securities

The following are types of securities that we may offer, issue and sell from time to time, or that may be sold by selling securityholders from time to time, together or separately:

•	shares of our common stock, including shares of our common stock issuable upon conversion or exchange of convertible debt securities;

•	shares of our preferred stock;

•	warrants to purchase equity securities; and

•	debt securities (which may be guaranteed).

This prospectus describes some of the general terms that may apply to these securities. The specific terms of any securities to be offered will be described in supplements to this prospectus. The prospectus supplements may also add, update or change information contained in this prospectus. Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a prospectus supplement. This prospectus may not be used to offer and sell securities unless accompanied by a prospectus supplement. You should carefully read this prospectus and the applicable prospectus supplement, together with the documents we incorporate by reference, before you make your investment decision.

We may offer and sell these securities through one or more underwriters, dealers and agents, through underwriting syndicates managed or co-managed by one or more underwriters, or directly to purchasers, on a continuous or delayed basis. The prospectus supplement for each offering of securities will describe in detail the plan of distribution for that offering.

To the extent that any selling securityholder resells any securities, the selling securityholder may be required to provide you with this prospectus and a prospectus supplement identifying and containing specific information about the selling securityholder and the terms of the securities being offered.

Investing in our securities involves risks. You should consider the risk factors described in any accompanying prospectus supplement and in the documents we incorporate by reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is dated August 5, 2008

You should rely only on the information contained in or incorporated by reference into this prospectus or any prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, nor is it seeking an offer to buy, the securities offered by this prospectus in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus, any prospectus supplement or the documents incorporated by reference herein is accurate only as of the dates of the respective documents in which such information is included, regardless of the time of delivery of such document or any sale of the securities offered hereby.

ABOUT THIS PROSPECTUS

This prospectus describes some of the general terms that may apply to the securities offered hereby. The specific terms of any securities to be offered will be described in supplements to this prospectus. The prospectus supplements may also add, update or change information contained in this prospectus. Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a prospectus supplement. This prospectus may not be used to offer and sell securities unless accompanied by a prospectus supplement.

You should read both this prospectus and any accompanying prospectus supplement together with the additional information described under the heading “Incorporation of Certain Documents by Reference” before you make your investment decision.

In this prospectus, we refer to information regarding the coal industry in the United States from Energy Ventures Analysis, Inc. (the “EVA”). We are not affiliated with the EVA and the EVA is not aware of and has not consented to being named in this prospectus. Although we believe that this information is reliable, we have not independently verified the accuracy or completeness of this information.

Unless the context otherwise indicates, references to “Massey,” “we,” “us,” “our,” and “Company” in this prospectus refer to Massey Energy Company and its subsidiaries, and references to “A.T. Massey” are to A.T. Massey Coal Company, Inc., our wholly owned and sole, direct operating subsidiary.

i

MASSEY ENERGY COMPANY

Overview

We are one of the premier coal producers in the United States. As measured by 2007 revenue, EVA ranks us as the fourth largest United States coal company in terms of produced coal revenues. We are the largest coal company in Central Appalachia, our primary region of operation, in terms of revenue, tons produced and total coal reserves.

We produce, process and sell bituminous coal of various steam and metallurgical grades, primarily of a low sulfur content, through our 23 processing and shipping centers, many of which receive coal from multiple mines. At June 30, 2008, we operated 57 mines, including 43 underground (two of which employ both room and pillar and longwall mining) and 14 surface (with nine highwall miners in operation) in West Virginia, Kentucky and Virginia. The number of mines that we operate may vary from time to time depending on a number of factors, including the existing demand for and price of coal, exhaustion of economically recoverable reserves and availability of experienced labor.

Customers for our steam coal product include primarily electric power utility companies who use our coal as fuel for their steam-powered generators. Customers for our metallurgical coal include primarily steel producers who use our coal to produce coke, which is in turn used as a raw material in the steel manufacturing process.

Corporate Information

A.T. Massey was originally incorporated in Richmond, Virginia in 1920 as a coal brokering business. In the late 1940s, A.T. Massey expanded its business to include coal mining and processing. In 1974, St. Joe Minerals acquired a majority interest in A.T. Massey. In 1981, St. Joe Minerals was acquired by Fluor Corporation. A.T. Massey was wholly owned by Fluor Corporation from 1987 until November 30, 2000. On November 30, 2000, we completed a reverse spin-off which separated Fluor Corporation into two entities: the “new” Fluor Corporation and Fluor Corporation which retained our coal-related businesses and was subsequently renamed Massey Energy Company. Massey Energy Company has been a separate, publicly traded company since December 1, 2000.

Our principal executive offices are located at 4 North 4th Street, Richmond, Virginia 23219. Our telephone number is (804) 788-1800. Our website is www.masseyenergyco.com. Information on our website is not part of this prospectus.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

From time to time, we make certain comments and disclosures in this prospectus, any prospectus supplement and the documents incorporated by reference that may be forward-looking in nature. Examples include statements related to our future outlook, anticipated capital expenditures, projected cash flows and borrowings, and sources of funding. We caution readers that forward-looking statements, including disclosures that use words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “project,” “will” and similar words or statements are subject to certain risks, trends and uncertainties that could cause actual cash flows, results of operations, financial condition, cost reductions, acquisitions, dispositions, financing transactions, operations, expansion, consolidation and other events to differ materially from the expectations expressed or implied in such forward-looking statements. Any forward-looking statements are also subject to a number of assumptions regarding, among other things, future economic, competitive and market conditions. These assumptions are based on facts and conditions, as they exist at the time such statements are made as well as predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of circumstances and events beyond our control. We disclaim any intent or obligation to update these forward-looking statements unless required by securities law, and we caution the reader not to rely on them unduly.

We have based any forward-looking statements we have made on our current expectations and assumptions about future events and circumstances that are subject to risks, uncertainties and contingencies that could cause results to differ materially from those discussed in the forward-looking statements, including, but not limited to:

(i)	our cash flows, results of operation or financial condition;

(ii)	the successful completion of acquisition, disposition or financing transactions and the effect thereof on our business;

(iii)	governmental policies, laws, regulatory actions and court decisions affecting the coal industry or our customer’s coal usage;

(iv)	legal and administrative proceedings, settlements, investigations and claims and the availability of insurance coverage related thereto;

(v)	inherent risks of coal mining beyond our control, including weather and geologic conditions or catastrophic weather-related damage;

(vi)	our production capabilities to meet market expectations and customer requirements;

(vii)	our ability to obtain coal from brokerage sources or contract miners in accordance with their contracts;

(viii)	our ability to obtain and renew permits necessary for our existing and planned operations in a timely manner;

(ix)	the cost and availability of transportation for our produced coal;

(x)	our ability to expand our mining capacity;

(xi)	our ability to manage production costs, including labor costs;

(xii)	adjustments made in price, volume or terms to existing coal supply agreements;

(xiii)	the worldwide market demand for coal, electricity and steel;

(xiv)	environmental concerns related to coal mining and combustion and the cost and perceived benefits of alternative sources of energy such as natural gas and nuclear energy;

(xv)	competition among coal and other energy producers, in the Unites States and internationally;

(xvi)	our ability to timely obtain necessary supplies and equipment;

(xvii)	our reliance upon and relationships with our customers and suppliers;

(xviii)	the creditworthiness of our customers and suppliers;

(xix)	our ability to attract, train and retain a skilled workforce to meet replacement or expansion needs;

(xx)	our assumptions and projections concerning economically recoverable coal reserve estimates;

(xxi)	our failure to enter into anticipated new contracts;

(xxii)	future economic or capital market conditions;

(xxiii)	foreign currency fluctuations;

(xxiv)	the availability and costs of credit, surety bonds and letters of credit that we require;

(xxv)	the lack of insurance against all potential operating risks;

(xxvi)	our assumptions and projections regarding pension and other post-retirement benefit liabilities;

(xxvii)	our interpretation and application of accounting literature related to mining specific issues; and

(xxviii)	the successful implementation of our strategic plans and objectives for future operations and expansion or consolidation.

We are including this cautionary statement in this document to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf, of us. Any forward-looking statements should be considered in context with the various disclosures made by us about our businesses, including, without limitation, the risk factors described above in any prospectus supplement, the documents incorporated by reference, including those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we have filed, or will file, with the Securities and Exchange Commission (“SEC”), and other factors that may be included in our filings with the SEC.

USE OF PROCEEDS

Unless otherwise set forth in a prospectus supplement, we intend to use the net proceeds of any offering of securities sold for general corporate purposes, which may include acquisitions, repayment of debt, capital expenditures, working capital and any other purposes that may be stated in any prospectus supplement. When a particular series of securities is offered, the prospectus supplement relating to that offering will set forth our intended use of the net proceeds received from the sale of those securities. The net proceeds may be invested temporarily in short-term marketable securities or applied to repay short-term debt until they are used for their stated purpose.

Unless otherwise set forth in a prospectus supplement, we will not receive any proceeds in the event that the securities are sold by a selling securityholder.

RATIO OF EARNINGS TO FIXED CHARGES

The following table sets forth the ratio of earnings to fixed charges for each of the last five years:

	YEAR ENDED DECEMBER 31,								SIX MONTHS ENDED JUNE 30,
	2007	2006	2005		2004		2003		2008		2007
Ratio of earnings to fixed charges(1)(2)	2.5	1.4	—	(1)	—	(1)	—	(1)	—	(1)	2.7

(1)	For purposes of computing the ratio of earnings to fixed charges, “earnings” consist of income from operations before income taxes plus fixed charges. “Fixed charges” consist of interest and debt expense, capitalized interest and a portion of rent expense we believe to be representative of interest. Earnings for the years ended December 31, 2005, 2004 and 2003 and the six months ended June 30, 2008, were inadequate to cover fixed charges, with a deficiency of $75.4 million, $5.6 million, $60.6 million and $72.5 million, respectively.
(2)	There were no preferred stock dividends during any of the periods presented above. As a result, the ratio of earnings to fixed charges and preferred stock dividends is the same as the ratio of earnings to fixed charges.

DESCRIPTION OF OUR COMMON STOCK

We are incorporated in Delaware. The rights of our stockholders are governed by Delaware law and our restated certificate of incorporation and restated bylaws. The following briefly summarizes the provisions of Delaware law, our restated certificate of incorporation and restated bylaws that would be important to holders of our securities. The following description is not complete and is subject to, and qualified in its entirety by reference to, Delaware law and the terms and provisions of our restated certificate of incorporation and restated bylaws. In this section, all references to “Massey,” “we,” “us” or similar references mean only Massey Energy Company and do not include its subsidiaries.

General

Our restated certificate of incorporation authorizes the issuance of 150 million shares of common stock, $0.625 par value per share. As of June 30, 2008, there were 80,765,855 shares of common stock issued and outstanding, which were held by approximately 6,677 stockholders of record.

Voting Rights

Holders of our common stock are entitled to one vote per share on all matters voted on generally by stockholders, except the election of directors as to which our restated certificate of incorporation grants cumulative voting rights to stockholders. Except as otherwise required by law or with respect to any outstanding series of our preferred stock, the holders of our common stock possess all voting power.

Under our restated bylaws, stockholder action is effective upon majority vote. However, an affirmative vote of the holders of at least 80% of the voting power of our outstanding shares is required for the approval of any proposal to amend or repeal our restated bylaws or to:

•

merge or consolidate with another corporation that, together with its affiliates, beneficially owns more than 5% of the voting power of our outstanding shares (such other corporation and its affiliates referred to as a “related corporation”);

•	sell or exchange all or substantially all of our assets or business to or with a related corporation; or

•	issue or deliver any stock or other securities in exchange or payment for any assets or property of, or securities issued by, a related corporation;

unless such actions are approved by our board of directors before the acquisition by the related corporation of beneficial ownership of more than 5% of the voting power of our outstanding shares.

Furthermore, the affirmative vote of the holders of at least 80% of the voting power of our outstanding shares must approve changes to provisions in our restated certificate of incorporation relating to:

•	amendment of our restated certificate of incorporation or restated bylaws;

•	classification of our board of directors;

•	prohibition of stockholder action without a meeting;

•	cumulative voting;

•	vote required for certain extraordinary transactions with related corporations; and

•	appraisal rights.

Dividend Rights; Rights Upon Liquidation

Subject to any preferential rights of holders of any of our preferred stock that may be outstanding, holders of shares of our common stock are entitled to receive dividends on their shares of common stock out of assets legally available for distribution when, as and if authorized and declared by our board of directors and to share ratably in our assets legally available for distribution to our stockholders in the event of our liquidation, dissolution or winding-up.

Classification of Our Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. As a result, approximately one-third of our directors are elected each year. We believe that a classified board of directors will help to assure the continuity and stability of our board of directors and our business strategies and policies as determined by our board of directors because a majority of the directors at any given time will have prior experience as directors of Massey Energy. This provision should also help to ensure that, if confronted with an unsolicited proposal from a third party that has acquired a block of our voting stock we will have sufficient time to review the proposal and appropriate alternatives and to seek the best available result for all of our stockholders.

A classified board of directors could prevent a third party who acquires control of a majority of our outstanding voting stock from obtaining control of our board of directors until the second annual stockholders meeting following the date the third party obtains the controlling stock interest. This could have the effect of discouraging a potential acquiror from making a tender offer or otherwise attempting to obtain control of Massey Energy and could thus increase the likelihood that incumbent directors will retain their positions.

Miscellaneous

Holders of our common stock have no preferences or preemptive, conversion or exchange rights. Shares of our common stock will not be liable for further calls or assessments by us, and the holders of our common stock will not be liable for any of our liabilities. All of the outstanding shares of our common stock are, and any common stock issued and sold pursuant to this prospectus and any prospectus supplement will be, fully paid and nonassessable.

Our common stock is listed on the NYSE under the symbol “MEE.”

Anti-Takeover Provisions of Our Restated Certificate of Incorporation and Restated Bylaws and Delaware Law

General

Our restated certificate of incorporation, restated bylaws and Section 203 of the Delaware General Corporation Law contain provisions that may have the effect of impeding the acquisition of control of Massey Energy by means of a tender offer, a proxy fight, open market purchases or otherwise in a transaction not approved by our board of directors. These provisions are designed to reduce, or have the effect of reducing, our vulnerability to an unsolicited proposal for the restructuring or sale of all or substantially all of our assets or an unsolicited takeover attempt that is unfair to our stockholders.

Restated Certificate of Incorporation and Bylaw Provisions

Preferred Stock. Under our restated certificate of incorporation, our board of directors has the authority, without further stockholder approval, to issue preferred stock in series and to fix the designations, voting power, preferences and rights of the shares of each series and any qualifications, limitations or restrictions with respect to that series. Under this authority, our board of directors could create and issue a series of preferred stock with rights, preferences or restrictions that have the effect of discriminating against an existing or prospective holder of our capital stock as a result of such holder beneficially owning or commencing a tender offer for a substantial amount of our common stock. One of the effects of authorized but unissued and unreserved shares of preferred stock may be to render more difficult for, or discourage an attempt by, a potential acquiror to obtain control of

Massey Energy by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management. The issuance of shares of preferred stock may have the effect of delaying, deferring or preventing a change in control of Massey Energy without any further action by our stockholders.

Other Provisions. Other provisions of our restated certificate of incorporation and restated bylaws that may make replacing our board more difficult include:

•	80% supermajority voting requirements to approve certain extraordinary corporate transactions or certain amendments to our restated certificate of incorporation and restated bylaws;

•	classification of our board of directors;

•	prohibition on stockholders calling a meeting or acting by written consent;

•	requirements for advance notice for raising business or making nominations at stockholder meetings; and

•	ability of our board of directors to increase the size of the board and fill vacancies on the board.

Section 203 of the Delaware General Corporation Law

We are subject to Section 203 of the Delaware General Corporation Law. The provisions of Section 203 prohibit us from engaging in certain “business combinations” with an “interested stockholder” for a period of three years after the date that the person became an interested stockholder, unless one of the following conditions is satisfied:

•

before the date that the person became an interested stockholder, our board of directors approved the transaction or business combination that resulted in the person becoming an interested stockholder;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of our outstanding voting stock; or

•

on or after the date that the person became an interested stockholder, the business combination is approved by our board of directors and by the holders of at least 66 2/3% of our outstanding voting stock, excluding voting stock owned by the interested stockholder.

Generally, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who together with that person’s affiliates and associates owns, or within the previous three years did own, 15% or more of our outstanding voting stock.

Transfer Agent and Registrar

Wells Fargo Shareowner Services is the transfer agent and registrar for our common stock.

Limitation of Liability and Indemnification Matters

Our restated certificate of incorporation requires that our directors and officers be indemnified to the maximum extent permitted by Delaware law.

Our restated certificate of incorporation includes a provision eliminating, to the fullest extent permitted by Delaware law, director liability for monetary damages for breaches of fiduciary duty.

DESCRIPTION OF PREFERRED STOCK

Our restated certificate of incorporation authorizes the issuance of 20 million shares of preferred stock. As of the date hereof, there were no shares of our preferred stock outstanding. The board of directors may provide by resolution for the issuance of preferred stock, in one or more series, and to fix the powers, preferences, and rights, and the qualifications, limitations, and restrictions thereof, of this preferred stock, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund provisions, if any, and the number of shares constituting any series or the designation of such series. The issuance of preferred stock could have the effect of decreasing the market price of the common stock and could adversely affect the voting and other rights of the holders of common stock.

We will include in a prospectus supplement the terms relating to any series of preferred stock being offered. These terms will include some or all of the following:

•

the title of the series and the number of shares in the series, which our board may, except where otherwise provided in the preferred stock designation, increase or decrease, but not below the number of shares then outstanding;

•	the price at which the preferred stock will be offered;

•

the dividend rate or rates or method of calculating the rates, the dates on which the dividends will be payable, whether or not dividends will be cumulative or noncumulative and, if cumulative, the dates from which dividends on the preferred stock being offered will cumulate;

•	the voting rights, if any, of the holders of shares of the preferred stock being offered;

•	the provisions for a sinking fund, if any, and the provisions for redemption, if applicable, of the preferred stock being offered;

•	the liquidation preference per share;

•

whether the shares of the preferred stock being offered will be convertible into shares of any other class or series, or any other security, of our company or any other corporation, and, if so, the specification of the other class or series or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made;

•	any listing of the preferred stock being offered on any securities exchange;

•	whether interests in the shares of the series will be represented by depositary shares;

•	a discussion of any material U.S. federal income tax considerations applicable to the preferred stock being offered;

•	the relative ranking and preferences of the preferred stock being offered as to dividend rights and rights upon liquidation, dissolution, or the winding up of our affairs;

•

any limitations on the issuance of any class or series of preferred stock ranking senior or equal to the series of preferred stock being offered as to dividend rights and rights upon liquidation, dissolution or the winding up of our affairs; and

•	any additional rights, preferences, qualifications, limitations, and restrictions of the series.

Upon issuance, the shares of preferred stock will be fully paid and nonassessable. We are not required by the Delaware General Corporation Law to seek stockholder approval prior to any issuance of authorized but unissued stock and our board of directors does not currently intend to seek stockholder approval prior to any issuance of authorized but unissued stock, unless otherwise required by law or the listing requirements of the New York Stock Exchange. As of the date of this prospectus, our board of directors had not established any series of preferred stock, and no shares of our preferred stock are outstanding.

DESCRIPTION OF WARRANTS

We may issue warrants to purchase equity securities. Each warrant will entitle the holder to purchase for cash the amount of equity securities at the exercise price stated or determinable in the prospectus supplement for the warrants. We may issue warrants independently or together with any offered securities. The warrants may be attached to or separate from those offered securities. We will issue the warrants under warrant agreements to be entered into between us and a bank or trust company, as warrant agent, all as described in the applicable prospectus supplement. The warrant agent will act solely as our agent in connection with the warrants and will not assume any obligation or relationship of agency or trust for or with any holders or beneficial owners of warrants.

The prospectus supplement relating to any warrants that we may offer will contain the specific terms of the warrants. These terms will include some or all of the following:

•	the title of the warrants;

•	the price or prices at which the warrants will be issued;

•	the designation, amount and terms of the securities for which the warrants are exercisable;

•	the designation and terms of the other securities, if any, with which the warrants are to be issued and the number of warrants issued with each other security;

•	the aggregate number of warrants;

•	any provisions for adjustment of the number or amount of securities receivable upon exercise of the warrants or the exercise price of the warrants;

•	the price or prices at which the securities purchasable upon exercise of the warrants may be purchased;

•	the date on and after which the warrants and the securities purchasable upon exercise of the warrants will be separately transferable, if applicable;

•	a discussion of any material U.S. federal income tax considerations applicable to the exercise of the warrants;

•	the date on which the right to exercise the warrants will commence, and the date on which the right will expire;

•	the maximum or minimum number of warrants that may be exercised at any time;

•	information with respect to book-entry procedures, if any; and

•	any other terms of the warrants, including terms, procedures and limitations relating to the exchange and exercise of the warrants.

DESCRIPTION OF DEBT SECURITIES

General

The debt securities will be governed by an indenture among us, the guarantors parties thereto and Wilmington Trust Company, as trustee. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described under “Events of Default.” Second, the trustee may perform administrative duties for us, such as sending you interest payments, transferring your debt securities to a new buyer if you sell, and sending you notices.

This section summarizes the general terms of the debt securities we may offer. The prospectus supplement relating to any particular debt securities offered will describe the specific terms of the debt securities, which may be in addition to or different from the general terms summarized in this section. The summary in this section and in any prospectus supplement does not describe every aspect of the indenture or the debt securities, and is subject to and qualified in its entirety by reference to all the provisions of the indenture and the debt securities. The forms of the indenture and the debt securities are filed as exhibits to the registration statement. See “Where You Can Find More Information” for information on how to obtain a copy.

The prospectus supplement relating to any series of debt securities will describe the following specific financial, legal and other terms particular to such series of debt securities:

•	the title of the debt securities of the series (which shall distinguish the debt securities of the series from debt securities of any other series);

•

any limit upon the aggregate principal amount of the debt securities of the series which may be authenticated and delivered under this indenture (except for debt securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other debt securities of the series pursuant to specified provisions of the indenture);

•

the person to whom any interest on a debt security of the series shall be payable, if other than the person in whose name that debt security (or one or more predecessor debt securities) is registered at the close of business on the regular record date for such interest;

•

the date or dates on which the principal of any debt securities of the series is payable or the method by which such date shall be determined and the right, if any, to shorten or extend the date on which the principal of any debt securities of the series is payable and the conditions to any such change;

•

the rate or rates at which any debt securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined; the date or dates from which any such interest shall accrue; the interest payment dates on which any such interest shall be payable; the manner (if any) of determination of such interest payment dates; and the regular record date, if any, for any such interest payable on any interest payment date;

•	the right, if any, to extend the interest payment periods and the terms of such extension or extensions;

•

the place or places where the principal of and any premium and interest on any debt securities of the series shall be payable and whether, if acceptable to the trustee, any principal of such debt securities shall be payable without presentation or surrender thereof;

•

the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which any debt securities of the series may be redeemed, in whole or in part, at our option and, if other than by a board resolution, the manner in which any election by us to redeem the debt securities shall be evidenced;

•

the obligation, if any, of the company to redeem or purchase any debt securities of the series pursuant to any sinking fund, purchase fund or analogous provisions or at the option of the holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any debt securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

•	if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any debt securities of the series shall be issuable;

•

if the amount of principal of or any premium or interest on any debt securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

•

if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any debt securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose;

•

if the principal of or any premium or interest on any debt securities of the series is to be payable, at our election or the election of the holder thereof, in one or more currencies or currency units other than that or those in which such debt securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such debt securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

•

if other than the entire principal amount thereof, the portion of the principal amount of any debt securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

•

if the principal amount payable at the stated maturity of any debt securities of the series will not be determinable as of any one or more dates prior to the stated maturity, the amount which shall be deemed to be the principal amount of such debt securities as of any such date for any purpose thereunder, including the principal amount thereof which shall be due and payable upon any maturity other than the stated maturity or which shall be deemed to be outstanding as of any date prior to the stated maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

•	if either or both of legal defeasance and covenant defeasance provisions do not apply to any debt securities of the series;

•	if the debt securities of the series are convertible or exchangeable into our common stock or other securities;

•

if applicable, that any debt securities of the series shall be issuable in whole or in part in the form of one or more global debt securities and, in such case, the respective depositary or depositaries for such global debt securities, the form of any legend or legends which shall be borne by any such global security in addition to or in lieu of that set forth in the indenture and any circumstances in addition to or in lieu of those set forth in the indenture in which any such global security may be exchanged in whole or in part for debt securities registered, and any transfer of such global security in whole or in part may be registered, in the name or names of persons other than the depositary for such global security or a nominee thereof;

•

any addition, modification or deletion of any events of default or covenants provided with respect to any debt securities of the series and any change in the right of the trustee or the requisite holders of such debt securities to declare the principal amount thereof due and payable; and

•	any other terms of the series.

The terms of any series of debt securities may vary from the terms described here. Thus, this summary also is subject to and qualified by reference to the description of the particular terms of your debt securities to be described in the prospectus supplement. The prospectus supplement relating to the debt securities will be attached to the front of this prospectus.

The indenture and its associated documents contain the full legal text of the matters described in this section. The indenture, the debt securities and the guarantees described below are governed by the laws of the State of New York.

Payment and Paying Agents

We will pay interest to you if you are a holder listed in the trustee’s records at the close of business on a particular day in advance of each due date for interest, even if you no longer own the debt security on the interest due date.

We may choose to pay interest, principal and any other money due on the debt securities at the corporate trust office of the trustee. You must make arrangements to have your payments picked up at or wired from the trust office.

We may also arrange for additional payment offices, and may cancel or change these offices, including our use of the trustee’s corporate trust office. These offices are called “paying agents.” We may also choose to act as our own paying agent. We must notify you of changes in the paying agents for any particular series of debt securities.

Form, Exchange, Registration and Transfer

Unless otherwise provided in a prospectus supplement, we intend to issue debt securities only in registered global form.

You may have your debt securities broken into more debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed. This is called an “exchange.”

You may exchange or transfer debt securities at the office of the trustee. The trustee acts as our agent for registering debt securities in the names of holders and transferring debt securities. We may appoint another entity or perform this role ourselves. The entity performing the role of maintaining the list of registered holders is called the “security registrar.” It will also perform transfers. You will not be required to pay a service charge to transfer or exchange debt securities, but you may be required to pay for any tax or other governmental charge associated with the exchange or transfer. The transfer or exchange will only be made if the security registrar is satisfied with your proof of ownership.

If the debt securities are redeemable and we redeem less than all of the debt securities of a particular series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of debt securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security being partially redeemed.

Guarantees

Except to the extent otherwise provided in the applicable prospectus supplement, our obligations under the debt securities and the indenture are guaranteed (each, a “guarantee”) by the subsidiaries that guarantee our outstanding senior and convertible notes, which represent substantially all of our subsidiaries. Certain future subsidiaries will not be required to become guarantors. In the event of a bankruptcy, liquidation or reorganization of any of these non-guarantor subsidiaries, these non-guarantor subsidiaries will pay the holders of their debts and their trade creditors before they will be able to distribute any of their assets to us or to their guarantor parents.

The obligations of each subsidiary guarantor under its guarantee are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such subsidiary guarantor and after giving effect to any collections from or payments made by or on behalf of any other subsidiary guarantor in respect of the obligations of any such other subsidiary guarantor under its guarantee or pursuant to its contribution obligations under the indenture, result in the obligations of any such subsidiary guarantor under its guarantee not constituting a fraudulent conveyance, fraudulent transfer or similarly avoidable transaction under U.S. federal or state law. Each subsidiary guarantor that makes a payment or distribution under its guarantee is entitled to a contribution from each other subsidiary guarantor in a pro rata amount based on net assets of each subsidiary guarantor.

A subsidiary guarantor will be released and relieved of any obligations under its guarantee:

•

in the event of a sale or other disposition of all of the assets of any subsidiary guarantor, by way of merger, amalgamation, consolidation, plan of arrangement or otherwise, or a sale or other disposition of all the equity interests of any subsidiary guarantor then held by us and our subsidiaries; or

•	if the subsidiary guarantor merges with or into or consolidates with, or transfers all or substantially all of its assets to, us or another subsidiary guarantor in a compliance with the indenture.

Additional Guarantees

Except to the extent otherwise provided in the applicable prospectus supplement, we will covenant with respect to the debt securities of each series that if any subsidiary that is not a guarantor incurs any indebtedness (other than indebtedness owing to us or another subsidiary or non-recourse indebtedness), including any guarantee of any of our or our subsidiary’s indebtedness (other than a guarantee of indebtedness owing to us or our subsidiary), then we shall cause such subsidiary to:

•	execute and deliver to the trustee a supplemental indenture in form reasonably satisfactory to the trustee pursuant to which such subsidiary shall issue a guarantee; and

•

deliver to the trustee an opinion of counsel (which may contain customary exceptions) that such supplemental indenture and guarantee have been duly authorized, executed and delivered by such subsidiary and constitute legal, valid, binding and enforceable obligations of such subsidiary.

Thereafter, such subsidiary shall be a guarantor for all purposes of the indenture. We may cause any other subsidiary of ours to issue a guarantee and become a guarantor. At any time all the indebtedness and guarantees of indebtedness of such guarantor are repaid or released without further obligation by such subsidiary, such subsidiary need no longer be a guarantor for purposes of this covenant, and the trustee shall promptly execute such documents and instruments as we or such subsidiary may request to evidence the termination of the guarantee.

“Non-recourse indebtedness” means indebtedness of a subsidiary:

(1)	as to which neither we nor any guarantor (a) provides credit support of any kind (including any undertaking, indemnity, agreement or instrument that would constitute indebtedness), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender;

(2)	no default with respect to which (including any rights that the holders thereof may have to take enforcement action against a subsidiary) would permit upon notice, lapse of time or both any holder of any other indebtedness (other than the debt securities of the particular series) of us or any guarantor to declare a default on the other indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and

(3)	the explicit terms of which provide there is no recourse to the equity interests or assets of us or any of the guarantors.

Except to the extent otherwise provided in the applicable prospectus supplement, we and our subsidiaries shall not be required to comply with the provisions of this covenant during any Suspension Period.

“Suspension Period” means any period in which the debt securities are rated Investment Grade by both Rating Agencies and no Default has occurred and is continuing under the indenture.

“Investment Grade” designates a rating of BBB- or higher by S&P or Baa3 or higher by Moody’s or the equivalent of such ratings by S&P or Moody’s.

“S&P” means Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc., and its successors.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Rating Agencies” means S&P and Moody’s.

“Default” means (1) any event of default under the indenture or (2) any event, act or condition that, after notice or the passage of time or both, would be an event of default.

Events of Default

Unless otherwise provided in the applicable prospectus supplement, each of the following will constitutes an event of default with respect to the debt securities of each series:

•	default in the payment of any interest when it becomes due and payable, and continuance of such default for a period of 30 days;

•	default in the payment of principal of or any premium on any debt security when it becomes due and payable;

•	default in the making of any sinking fund payment, when and as due by the terms of any debt security, and continuance of such default for a period of 30 days;

•

default in the performance, or breach, of any covenant or warranty of ours or of any guarantor in the indenture and continuance of such default or breach for a period of 90 days after written notice thereof to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the outstanding debt securities of such series, provided such written notice specifies such default or breach and requires it be remediated and states that such notice is a “notice of default” under the indenture;

•

a default under any debt by us or any subsidiary of ours that results in the acceleration of the maturity of such debt or failure to pay any such debt, or failure to pay any such debt at maturity, in an aggregate amount greater than $25 million or its foreign currency equivalent at the time and such debt is not discharged or the acceleration is not annulled within seven days of written notice of acceleration;

•

any guarantee of any Significant Subsidiary (as defined below) ceases to be in full force and effect (other than in accordance with the terms of such guarantee and the indenture) or is declared null and void and unenforceable or found to be invalid by a court of competent jurisdiction or any such guarantor denies in writing its liability under its guarantee (other than by reason of release of any such guarantor from its guarantee in accordance with the terms of the indenture and the guarantee);

•	and certain events of bankruptcy, insolvency and reorganization (each, a “bankruptcy event”).

“Significant Subsidiary” means (1) any guarantor that would be a “significant subsidiary” as defined in Regulation S-X promulgated pursuant to the Securities Act as such regulation is in effect on the first date of issuance of the debt securities of a series and (2) any guarantor that, when aggregated with all other guarantors that are not otherwise Significant Subsidiaries and as to which any bankruptcy event has occurred and is continuing, would constitute a Significant Subsidiary under clause (1) of this definition.

If an event of default (other than an event of default specified in the last bullet point above) occurs and is continuing, then and in every such case the trustee, by written notice to us, or the holders of not less than 25% in aggregate principal amount of the then outstanding debt securities of a series, by written notice to us and the trustee, may declare the unpaid principal of and accrued and unpaid interest and additional interest, if any, on all such debt securities then outstanding to be due and payable. Upon such declaration, such principal amount and accrued and unpaid interest and additional interest, if any, will become immediately due and payable, notwithstanding anything contained in the indenture or the debt securities to the contrary. If any event of default specified in the last bullet point above occurs, all unpaid principal of, and accrued and unpaid interest and additional interest, if any, on the debt securities of a series then outstanding will automatically become due and payable without any declaration or other act on the part of the trustee or any holder of debt securities.

Holders of the debt securities may not enforce the indenture or the debt securities except as provided in the indenture. Subject to the provisions of the indenture relating to the duties of the trustee, the trustee is under no obligation to exercise any of its rights or powers under the indenture at the request, order or direction of any of the holders, unless such holders have offered to the trustee a security or an indemnity satisfactory to it against any cost, expense or liability. Subject to all provisions of the indenture and applicable law, the holders of a majority in aggregate principal amount of the then outstanding debt securities of a series have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee.

If a default or event of default occurs and is continuing and is known to the trustee, the indenture requires the trustee to mail a notice of default or event of default to each holder within 60 days of the occurrence of such default or event of default. However, the trustee may withhold from the holders notice of any continuing default or event of default (except a default or event of default in the payment of principal of, interest or additional interest, if any, on, or any sinking fund or purchase fund installment with respect to, the debt securities) if it determines in good faith that withholding notice is in their interest. The holders of a majority in aggregate principal amount of the debt securities of a series then outstanding by notice to the trustee may rescind any acceleration of such debt securities and its consequences if all existing events of default (other than the nonpayment of principal of, interest and additional interest, if any, on such debt securities that has become due solely by virtue of such acceleration) have been cured or waived and if the rescission would not conflict with any judgment or decree of any court of competent jurisdiction. No such rescission will affect any subsequent default or event of default or impair any right consequent thereto.

The holders of a majority in aggregate principal amount of the debt securities of a series then outstanding may, on behalf of the holders of all such debt securities, waive any past default or event of default under the indenture and its consequences, except default in the payment of principal of, premium, if any, or interest on such debt securities (other than the non-payment of principal of, premium, if any, interest and additional interest, if any, on such debt securities that has become due solely by virtue of an acceleration that has been duly rescinded as provided above) or in respect of a covenant or provision of the indenture that cannot be modified or amended without the consent of all holders of such debt securities.

We are required to deliver to the trustee annually a statement regarding compliance with the indenture and are required, upon becoming aware of any default or event of default, to deliver to the trustee a statement specifying such default or event of default.

Modification

There are three types of changes we, the guarantors and the trustee can make to the indenture and the debt securities through a supplemental indenture.

Changes Requiring Your Approval

First, there are changes that cannot be made to the indenture or your debt securities without your specific approval. Following is a list of those types of changes:

•	a reduction in any premium payable upon the redemption of any debt securities;

•	a reduction of the principal of or change the fixed maturity of any debt security;

•	a change in the payment due date of the principal or interest on a debt security;

•	a reduction of the rate of or change the time or place for payment of interest on any debt securities;

•

a reduction in the amount of the principal of an original issue discount debt security or any other debt security which would be due and payable upon a declaration of acceleration of maturity in accordance with the indenture, or an impairment in the right to institute suit for the enforcement of any such payment on or after the fixed maturity thereof or redemption date;

•

a waiver a default or event of default in the payment of principal of, premium, if any, interest or additional interest, if any, on the debt securities (except a rescission of acceleration of the debt securities by the holders of at least a majority in aggregate principal amount of the debt securities and a waiver of the payment default that resulted from such acceleration);

•	the making of any note payable in money other than that stated in the indenture and the debt securities;

•

a reduction in the percentage in principal amount of the outstanding debt securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the indenture or certain defaults hereunder and their consequences) provided for in the indenture;

•

the making of any change in the provisions described in this “Changes Requiring Your Approval” section or the provisions of the indenture relating to waivers of past defaults or waivers of certain covenants, except to increase any such percentage or to provide that certain other provisions of the indenture cannot be modified or waived without the consent of the holders of each outstanding debt security affected thereby;

•	a modification of any rights of holders to receive payments of principal of, premium, if any, interest or additional interest, if any, on the debt securities;

•	the making of any change to the abilities of holders of debt securities to enforce their rights under the indenture or the foregoing provisions or this provision;

•	a modification in the ranking provisions of the indenture in a manner adverse to the holders of debt securities; or

•	any other change specified in the prospectus supplement or other offering document relating to the debt securities of that series.

Changes Requiring a Majority Vote

The second type of change to the indenture and the debt securities is the kind that requires consent of the holders of a majority in principal amount of the outstanding debt securities of the particular series affected. With a majority vote, the holders may waive past defaults, provided that such defaults are not of the type described previously under “Changes Requiring Your Approval.”

Changes Not Requiring Approval

The third type of change to the indenture and the debt securities is the kind that requires no consent from holders of debt securities. Without the consent of any holder, we, the guarantors and the trustee may amend or supplement the indenture and debt securities of any series to:

•

evidence the succession of another person to us or a guarantor and the assumption by any such successors of the respective obligations of us or a guarantor, as the case may be, under the indenture and in the debt securities and note guarantees in accordance with the indenture;

•

cure any ambiguity, defect, omission or inconsistency or make any other changes in the provisions of the indenture which we or a guarantor may deem necessary or desirable, provided such amendment does not materially and adversely affect the rights of the holders of any series of debt securities;

•	provide for uncertificated debt securities in addition to or in place of certificated debt securities;

•

provide for the assumption of our obligations to holders of any series of debt securities in the circumstances required under the indenture as described under “Merger, Consolidation and Sale of Assets;”

•	provide for exchange rights of holders of any series of debt securities in certain events such as our consolidation or merger or the sale of all or substantially all of our assets;

•	add guarantees with respect to any series of debt securities;

•	secure any series of debt securities;

•	establish the form or terms of debt securities of any series as permitted by the indenture;

•

add covenants of Massey and/or the guarantors for the benefit of the holders of all or any series of debt securities or surrender any right or power conferred upon us or the guarantors with respect to all or any debt securities;

•	add additional events of default for the benefit of the holders of all or any series of debt securities;

•

comply with the provisions of any clearing agency, clearing corporation or clearing system, or the requirements of the trustee or the registrar with respect to the provisions of the indenture or any series of debt securities relating to transfers and exchange of such debt securities;

•	conform the indenture to the description of any series of debt securities contained in the relevant prospectus supplement or other offering document therefor;

•

add, change or eliminate any provision of the indenture in respect of one or more series of debt securities, provided such addition, change or elimination (i) does not apply to any series of debt securities then outstanding and entitled to the benefit of such provision or modify the rights of the holders of any such debt securities or (ii) becomes effective only when there is no such debt security outstanding;

•	provide for the release of a guarantor of the debt securities in accordance with the indenture;

•	evidence and provide for the acceptance of the appointment under the indenture of a successor trustee;

•

add or change any provision of the indenture necessary to allow for the issuance of the debt securities in bearer form, registrable or not as to principal, and with or without coupons, or to facilitate the issuance of debt securities in uncertificated form;

•

make any change that would provide any additional rights or benefits to the holders of any series of debt securities or that does not adversely affect the legal rights under the indenture of any such holder; or

•	comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act of 1939.

Reporting

The indenture provides for us to file with the trustee, within 15 days after we are required to file the same with the SEC, after giving effect, to the extent applicable, any extension permitted by Rule 12b-25 under the Securities Exchange Act of 1934 (the “Exchange Act”), copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which we may be required to file with the SEC, pursuant to Section 13 or Section 15(d) of the Exchange Act; provided, however, that we will not be required to deliver to the trustee any materials for which we have sought and obtained confidential treatment from the SEC. Documents filed by us with the SEC via the EDGAR system will be deemed filed with the trustee as of the time such documents are filed via EDGAR. We will also comply with Section 314(a) of the Trust Indenture Act.

Consolidation, Merger and Sale of Assets

We may not, in a single transaction or series of related transactions, consolidate, amalgamate or merge with or into any other person, including any other entity, or sell, assign, convey, transfer or lease our properties and assets, as an entirety or substantially as an entirety, to any person or persons unless:

•

we are the continuing corporation or the person, if other than us, formed by such consolidation or with which or into which we are merged or the person or group of affiliated persons to which all or substantially all our properties and assets are conveyed, transferred or leased is a corporation organized and existing under the laws of the United States, any of its states or the District of Columbia and expressly assumes our obligations under the debt securities and the indenture; and

•	immediately after giving effect to the transaction, there is no default and no event of default under the indenture.

Unless a guarantor is released from its guarantee as provided under “Additional Guarantees,” no guarantor may consolidate or amalgamate with or amalgamate with or merge with or into (whether or not such guarantor is the surviving person) another person or (ii) sell, assign, transfer, lease, convey or otherwise dispose of its properties or assets as an entirety or substantially as an entirety to another person or persons unless:

•

such guarantor will be the surviving or continuing person or the person, if other than such guarantor or us, formed by or surviving any such consolidation or merger, amalgamation or the person acquiring the property or assets in any such sale, assignment, transfer, lease, conveyance or other disposition or plan of arrangement expressly assumes all of the obligations of such guarantor under its guarantee and the indenture; and

•	immediately after giving effect to such transaction, there is no default and no event of default under the indenture.

If we or a guarantor consolidates, amalgamates with or merges into any other corporation or sells, assigns, conveys, transfers or leases our or such guarantor’s property and assets as an entirety or substantially as an entirety as described in the preceding paragraphs, the successor person shall succeed to and be substituted for us or such guarantor, and may exercise our rights and powers under the indenture, the debt securities and the guarantees and after any such contemplated transaction, except in the case of a lease, we or such guarantor will be relieved of all obligations and covenants under the indenture, the debt securities and the guarantee of such guarantor.

Limitation on Liens

With certain exceptions set forth below, the indenture provides that neither we nor any of our subsidiaries will, while any of the debt securities are outstanding, create, or suffer to be created or to exist any Lien upon any Principal Property of ours or our subsidiaries to secure any indebtedness, unless the debt securities then outstanding are secured by such Lien on an equal and ratable basis with the indebtedness so secured until such time as such indebtedness is no longer secured.

The indenture provides that the restriction on creating, incurring or suffering to be created or to exist any Lien, or any agreements, will not apply to:

•

any purchase money Lien upon any Principal Property acquired by us or any of our subsidiaries, or any Lien existing on any Principal Property at the time of the acquisition thereof (including any Lien which exists on any Principal Property of a Person which is consolidated with or merged with or into us or any of our subsidiaries or which transfers or leases all or substantially all of its properties to us or any of our subsidiaries), or conditional sales agreements or other title retention agreements and leases in the nature of title retention agreements with respect to any Principal Property hereafter acquired; provided, however, that no such Lien extends to or covers any other property of us or our subsidiaries;

•	any Lien upon any Principal Property of us or our subsidiaries existing as of the date of the initial issuance of a series of debt securities;

•	Liens for taxes or assessments or other governmental charges or levies;

•

pledges or deposits to secure obligations under worker’s compensation laws, unemployment insurance and other social security legislation, including liens of judgments thereunder which are not currently dischargeable;

•

pledges or deposits or similar Liens to secure performance in connection with bids, tenders, contracts (other than contracts for the payment of money) or leases to which we or any of our subsidiaries is a party; pledges or deposits or similar Liens to secure public or statutory obligations of us or any of our subsidiaries; builders’, materialmen’s, mechanics’, carriers’, warehousemen’s, workers’, repairmen’s, operators’, landlords’ or other like Liens in the ordinary course of business, or deposits to obtain the release of such Liens; pledges or deposits to secure, or in lieu of, surety, stay, appeal, indemnity, customs, performance or return-of-money bonds; other pledges or deposits for similar purposes in the ordinary course of business;

•	Liens created by or resulting from any litigation or proceeding which at the time is being contested in good faith by appropriate proceedings;

•

Liens incurred in connection with the issuance of bankers’ acceptances and lines of credit, bankers’ liens or rights of offset and any security given in the ordinary course of business to banks or others to secure any indebtedness payable on demand or maturing within 12 months of the date that such indebtedness is originally incurred;

•

Liens on or with respect to coal, gas, hydrocarbon or mineral properties not fully developed securing Indebtedness, the proceeds of which are used to finance or refinance the development of such properties;

•	Liens on or with respect to mineral rights held under option but not owned by us or any of our subsidiaries;

•	Liens on or with respect to ores, concentrates, metals or other raw materials or products incurred in the ordinary course of business in connection with the importation, purchase or sale thereof;

•	Liens in favor of us or any of our affiliates;

•	Liens incurred in connection with repurchase, swap or other similar agreements (including, without limitation, commodity price, currency exchange and interest rate protection agreements);

•	leases made, or existing on property acquired, in the ordinary course of business;

•	Liens securing industrial revenue or pollution control bonds;

•	Liens on any property arising in connection with any defeasance, covenant defeasance or in-substance defeasance of indebtedness of ours, including the debt securities;

•	Liens created in connection with, and created to secure, a non-recourse obligation;

•

zoning restrictions, easements, licenses, rights-of-way, restrictions on the use of property or minor irregularities in title thereto, which do not, in our opinion, materially impair the use of such property in the operation of our or our subsidiaries’ businesses or the value of such property for the purpose of such business;

•

any Lien securing indebtedness which may be issued by us in connection with our consolidation or merger with or into any other person (which may be an affiliate of ours) in exchange for or otherwise in substitution for secured indebtedness of such person (“Third Party Debt”) which by its terms (i) is secured by a Lien on all or a portion of the property of such person, (ii) prohibits secured indebtedness from being incurred by such person, unless the Third Party Debt shall be secured equally and ratably with such secured indebtedness or (iii) prohibits secured indebtedness from being incurred by such person;

•

any Lien securing indebtedness of any person which is required to be assumed by us in connection with a consolidation or merger of such person, with respect to which any of our property is subjected to a Lien;

•

any Lien upon any Principal Property acquired, constructed, developed or improved by us or any of our any of our subsidiaries (whether alone or in association with others) after the date of the indenture which are created prior to, at the time of, or within 18 months after such acquisition (or in the case of property constructed, developed or improved, after the completion of such construction, development or improvement and commencement of full commercial operation of such property, whichever is later) to secure or provide for the payment of any part of the purchase price or cost thereof; provided that in the case of such construction, development or improvement the Liens shall not apply to any property theretofore owned by us or any of our subsidiaries other than theretofore unimproved real property;

•

the replacement, extension or renewal (or successive replacements, extensions or renewals), as a whole or in part, of any Lien, or of any agreement, referred to in any of the bullet points above, or the replacement, extension or renewal (not exceeding the principal amount of indebtedness secured thereby together with any premium, interest, fee or expense payable in connection with any such replacement, extension or renewal) of the indebtedness secured thereby; provided that such replacement, extension or renewal is limited to all or a part of the same property that secured the Lien replaced, extended or renewed (plus improvements thereon or additions or accessions thereto); or

•

any other Lien not excepted by the foregoing bullet points; provided that immediately after the creation or assumption of such Lien, the aggregate principal amount of our indebtedness for borrowed money secured by all Liens created or assumed under the provisions of this bullet point and any of the foregoing bullet points does not exceed an amount equal to 15% of our Consolidated Net Tangible Assets.

“Lien” means any mortgage, lien, pledge charge, security interest or other encumbrance.

“Principal Property” means any single office building, manufacturing or processing plant, warehouse or other similar facility owned by us, the book value of the property, plant and equipment of which, net of depreciation, is not less than 2% of our Consolidated Net Tangible Assets; provided, however, that “Principal Property” does not include (a) any such plant or facility (i) that is owned jointly or in common with one or more Persons other than us and our subsidiaries, in which our interest and that of our subsidiaries does not exceed 50%, or (ii) which our board of directors determines by resolution in good faith is not of material importance to the total business conducted, or assets owned, by us and our subsidiaries as an entirety; or (b) any portion of any such plant or facility which the our board of directors determines by resolution in good faith not to be of material importance to the use or operation thereof.

“Consolidated Net Tangible Assets” means the aggregate amount of assets (less applicable reserves and other properly deducted items), after deducting therefrom (a) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense and other like intangibles, and (b) all current liabilities, as reflected in our latest audited consolidated balance sheet contained in the our most recent annual report to our stockholders.

Conversion and Exchange Rights

If specified in the applicable prospectus supplement, the debt securities of a series may be convertible into or exchangeable for our common stock or other securities. We will describe in the applicable prospectus supplement, among other things, the conversion or exchange rate or price and any adjustments thereto, the conversion or exchange period or periods, provisions as to whether conversion or exchange will be mandatory, at our option or at the option of the holders of that series of debt securities and provisions affecting conversion or exchange in the event of the redemption of that series of debt securities.

Discharge

Unless otherwise indicated in the applicable prospectus supplement, we may satisfy and discharge our obligations under the indenture as to a series of debt securities by delivering to the securities registrar for cancellation all outstanding debt securities of such series or by depositing with the trustee or delivering to the holders of such debt securities, as applicable, after such debt securities have become due and payable, whether at stated maturity, or any redemption or purchase date, cash sufficient to pay all of the outstanding debt securities and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

Defeasance

Unless otherwise indicated in the applicable prospectus supplement, we may, at our option and at any time, elect to have all of our obligations discharged with respect to the outstanding debt securities of a series (“legal defeasance”) except for:

•

the rights of holders of the outstanding debt securities of that series to receive payments in respect of the principal of, and premium and interest, if any, on the debt securities of that series when such payments are due from the trust referred to below;

•

our obligations with respect to the debt securities of that series concerning issuing temporary securities, registration of securities, mutilated, destroyed, lost or stolen securities and the maintenance of an office or agency for payment and money for security payments held in trust and with respect to the compensation and reimbursement of the trustee;

•	the rights, powers, trusts, duties and immunities of the trustee and our obligations in connection therewith; and

•	the legal defeasance provisions of the indenture.

In addition, we may, at our option and at any time, elect to have our obligations released with respect to certain covenants in respect of the debt securities of any series that are described in the indenture (“covenant defeasance”) and thereafter any omission to comply with those covenants will not constitute a default or event of default with respect to the debt securities of that series. In the event covenant defeasance occurs, certain events (not including non-payment, bankruptcy, insolvency and similar events) described under “Events of Default” will no longer constitute an event of default with respect to the debt securities of that series.

In order to exercise either legal defeasance or covenant defeasance we are required to meet specific conditions, including:

•

we must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the debt securities of that series, cash, government securities, or a combination thereof, in amounts as will be sufficient in the opinion of a nationally recognized firm of independent public accountants to pay the principal of, and premium and interest, if any, on the outstanding debt securities of that series on the stated maturity or on the applicable redemption date, as the case may be;

•	no event of default shall have occurred and be continuing;

•	if securities are to be redeemed prior to maturity, notice of redemption shall have been duly given;

•	we have delivered to the trustee an officers’ certificate and opinion of counsel stating the conditions to legal defeasance or covenant defeasance have been complied with;

•

in the case of legal defeasance, we have delivered to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that (a) we have received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of the indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the outstanding debt securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred; and

•

in the case of covenant defeasance, we have delivered to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that the holders of the outstanding debt securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

Notices

Notices to holders of debt securities will be given by mail to the addresses of such holders as they appear in the security register.

PLAN OF DISTRIBUTION

We may sell the securities covered by this prospectus in any of three ways (or in any combination):

•	to or through underwriters or dealers;

•	directly to a limited number of purchasers or to a single purchaser; or

•	through agents.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the related prospectus supplement so indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the related prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the related prospectus supplement (or a post-effective amendment to the registration statement of which this prospectus forms a part).

The accompanying prospectus supplement will set forth the terms of the offering of the securities covered by this prospectus, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the initial public offering price of the securities and the proceeds to us and any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any initial public offering price and any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Underwriters or the third parties described above may offer and sell the offered securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. If we use underwriters in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions described above. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to customary conditions. The underwriters will be obligated to purchase all of the offered securities if they purchase any of the offered securities.

We may sell the securities through agents from time to time. The related prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the related prospectus supplement, and the related prospectus supplement will set forth any commissions we pay for solicitation of these contracts.

Certain persons participating in this offering may engage in transactions that stabilize, maintain or otherwise affect the price of the securities. Specifically, in connection with underwritten offerings of the offered securities and in accordance with applicable law and industry practice, the underwriters may over-allot and may bid for, and purchase, the securities in the open market.

Agents, underwriters and other third parties described above that participate in the distribution of the offered securities may be underwriters as defined in the Securities Act of 1933, as amended (the “Securities Act”), and any discounts or commissions they receive from us and any profit on their resale of the securities may be treated as underwriting discounts and commissions under the Securities Act. We may have agreements with the agents, underwriters and those other third parties to indemnify them against specified civil liabilities, including liabilities under the Securities Act or to contribute to payments they may be required to make in respect of those liabilities. Agents, underwriters and those other third parties may engage in transactions with or perform services for us in the ordinary course of their businesses.

LEGAL MATTERS

In connection with particular offerings of the securities in the future, and unless otherwise indicated in the applicable prospectus supplement, the validity of those securities will be passed upon for us by Troutman Sanders LLP.

EXPERTS

The consolidated financial statements of Massey Energy Company at December 31, 2007 and for each of the three years in the period ended December 31, 2007, appearing in Massey Energy Company’s Annual Report (Form 10-K) for the fiscal year ended December 31, 2007 (including the schedule appearing therein), and the effectiveness of Massey Energy Company’s internal control over financial reporting as of December 31, 2007 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus and any accompanying prospectus supplement, except for information superseded by information in this prospectus or any prospectus supplement. We incorporate by reference the documents listed below. The documents filed by us which we incorporate by reference include:

(1)	The portions of our definitive proxy statement on Schedule 14A that were deemed “filed” with the SEC under the Exchange Act on April 15, 2008;

(2)	Annual report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on February 29, 2008;

(3)	Quarterly report on Form 10-Q for the quarter ended March 31, 2008, filed with the SEC on May 9, 2008;

(4)	Quarterly report on Form 10-Q for the quarter ended June 30, 2008, filed with the SEC on August 4, 2008;

(5)	Current report on Form 8-K, filed with the SEC on May 23, 2008;

(6)	Current report on Form 8-K, filed with the SEC on May 14, 2008;

(7)	Items 8.01 and 9.01 (Exhibit 99.2) of our current report on Form 8-K, filed with the SEC on April 4, 2008;

(8)	Current report on Form 8-K, filed with the SEC on March 14, 2008;

(9)	Current report on Form 8-K, filed with the SEC on February 21, 2008;

(10)	Current report on Form 8-K, filed with the SEC on January 17, 2008;

(11)	Current report on Form 8-K, filed with the SEC on January 11, 2008; and

(12)	The description of our common stock contained in our current report on Form 8-K, filed with the SEC on May 24, 2001.

All documents filed by us with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934, from the date of this prospectus until the completion of the offerings to which this prospectus relates or the offerings are terminated, shall also be deemed to be incorporated by reference in, and to be part of, this prospectus from the date any such document is filed. We are not, however, incorporating, in each case, any documents or information that we are deemed to furnish and not file in accordance with SEC rules.

Any statements contained in a document incorporated by reference in this prospectus shall be deemed to be modified, superseded or replaced for purposes of this prospectus to the extent that a statement contained in this prospectus or any prospectus supplement (or in any other subsequently filed document which also is incorporated by reference in this prospectus) modifies, supersedes or replaces such statement. Any statement so modified, superseded or replaced shall not be deemed, except as so modified, superseded or replaced, to constitute a part of this prospectus. Statements contained in this prospectus and any document incorporated by reference as to the contents of any contract, agreement or other document referred to are not necessarily complete, and in each instance reference is made to the copy of the contract, agreement or other document filed as an exhibit to the registration statement or any incorporated document, each statement being so qualified by this reference.

You may request a copy of the above-documented filings at no cost by telephone at (886) 814-6512 or by writing to us at Massey Energy Company, Post Office Box 26765, Richmond, Virginia 23261, Attention: Investor Relations.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements, and other information with the SEC. Copies of our reports, proxy statements, and other information may be inspected at the public reference facilities maintained by the SEC:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE

Washington D.C. 20549

Copies of these materials may be obtained by mail at prescribed rates from the public reference section of the SEC at the address indicated above or by calling the SEC at 1-800-SEC-0330. Our reports, proxy statements and other information filed with the SEC are also available to the public over the Internet at the SEC’s website at http://www.sec.gov. You can also inspect reports, proxy statements and other information about us at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. We make available, free of charge through our website, www.masseyenergyco.com, our annual report, quarterly reports, current reports, proxy statements, section 16 reports and other information (and any amendments thereto) as soon as practicable after filing or furnishing the material to the SEC, in addition to, our Corporate Governance Guidelines, codes of ethics and the charters of the Audit, Compensation, Executive, Finance, Governance and Nominating, and Safety, Environmental, and Public Policy Committees. These materials also may be requested at no cost by telephone at (866) 814-6512 or by mail at: Massey Energy Company, Post Office Box 26765, Richmond, Virginia 23261, Attention: Investor Relations.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 14.	Other expenses of issuance and distribution

The aggregate estimated (other than the registration fee) expenses to be paid by the registrant in connection with this offering are as follows:

Securities and Exchange Commission Registration Fee	$	*
Accounting Fees and Expenses		**
Trustee Fees and Expenses		**
Printing and Postage Expenses		**
Legal Fees and Expenses		**
Blue Sky Fees and Expenses		**
Rating Agency Fees and Expenses		**
Listing Fees and Expenses		**
Depositaries Fees and Expenses		**
Miscellaneous Expenses		**
Total	$	**

*	Deferred in reliance on Rule 456(b) and 457(r).
**	These fees and expenses depend on the securities offered and the number of issuances, and accordingly cannot be estimated at this time.

Item 15.	Indemnification of directors and officers of Massey Energy Company

The Company’s restated certificate of incorporation provides generally for indemnification of its officers and directors to the fullest extent authorized by the General Corporation Law of the State of Delaware (“DGCL”). Pursuant to Section 145 of the DGCL, a corporation generally has the power to indemnify its present and former directors, officers, employees and agents against expenses incurred by them in connection with any suit to which they are, or are threatened to be made, a party by reason of their serving in such positions so long as they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, they had no reasonable cause to believe their conduct was unlawful. With respect to suits by or in the right of the corporation, however, indemnification is not available if such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless the court determines that indemnification is appropriate. In addition, the corporation has the power to purchase and maintain insurance for such person. The statute also expressly provides that the power to indemnify that it authorizes is not exclusive of any rights granted under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

As permitted by Section 102 of the DGCL, the Company’s stockholders have approved and incorporated provisions into the Company’s restated certificate of incorporation eliminating a director’s personal liability for monetary damages to the Company and the Company’s stockholders arising from a breach of a director’s fiduciary duty, except for Section 174 of the DGCL or liability for any breach of the director’s duty of loyalty to the Company or the Company’s stockholders, for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or for any transaction in which the director derived an improper personal benefit.

Item 16.	Exhibits

The following exhibits are filed herewith or incorporated by reference herein:

Exhibit Number	Exhibit Title
1.1	Underwriting Agreements for the securities offered by this prospectus*

3.1	Restated Certificate of Incorporation of Massey Energy Company, as amended (filed as Exhibit 3.1 to Massey’s annual report on Form 10-K for the fiscal year ended October 31, 2000)

3.2	Restated Bylaws (as amended as of May 13, 2008) of Massey Energy Company (filed as Exhibit 3.1 to Massey’s current report on Form 8-K filed May 14, 2008)

3.3	Restated Articles of Incorporation of A. T. Massey Coal Company, Inc., as amended (filed as Exhibit 3.3 to Massey’s Form S-4 filed February 9, 2004)

3.4	Restated Bylaws of A. T. Massey Coal Company, Inc., as amended (filed as Exhibit 3.4 to Massey’s Form S-4 filed February 9, 2004)

3.5	Articles of Incorporation of Alex Energy, Inc. (filed as Exhibit 3.5 to Massey’s Form S-4 filed February 9, 2004)

3.6	Bylaws of Alex Energy, Inc., as amended (filed as Exhibit 3.6 to Massey’s Form S-4 filed January 31, 2006)

3.7	Articles of Incorporation of Aracoma Coal Company, Inc. (filed as Exhibit 3.9 to Massey’s Form S-4 filed February 9, 2004)

3.8	Bylaws of Aracoma Coal Company, Inc., as amended (filed as Exhibit 3.10 to Massey’s Form S-4 filed February 9, 2004)

3.9	Articles of Incorporation of Bandmill Coal Corporation (formerly known as Chambers Coal Corporation), as amended (filed as Exhibit 3.11 to Massey’s Form S-4 filed February 9, 2004)

3.10	Bylaws of Bandmill Coal Corporation, as amended (filed as Exhibit 3.12 to Massey’s Form S-4 filed February 9, 2004)

3.11	Articles of Incorporation of Bandytown Coal Company (filed as Exhibit 3.13 to Massey’s Form S- 4 filed February 9, 2004)

3.12	Bylaws of Bandytown Coal Company (filed as Exhibit 3.14 to Massey’s Form S-4 filed February 9, 2004)

3.13	Articles of Incorporation of Barnabus Land Company (filed as Exhibit 3.15 to Massey’s Form S-4 filed February 9, 2004)

3.14	Bylaws of Barnabus Land Company, as amended (filed as Exhibit 3.16 to Massey’s Form S-4 filed February 9, 2004)

3.15	Agreement of Incorporation of Belfry Coal Corporation, as amended (filed as Exhibit 3.17 to Massey’s Form S-4 filed February 9, 2004)

3.16	Amended Bylaws of Belfry Coal Corporation, as amended (filed as Exhibit 3.18 to Massey’s Form S-4 filed February 9, 2004)

3.17	Agreement of Incorporation of Ben Creek Coal Company (formerly known as Gay Mining Company), as amended (filed as Exhibit 3.19 to Massey’s Form S-4 filed February 9, 2004)

3.18	Bylaws of Ben Creek Coal Company, as amended (filed as Exhibit 3.20 to Massey’s Form S-4 filed February 9, 2004)

3.19	Articles of Incorporation of Big Bear Mining Company (filed as Exhibit 3.21 to Massey’s Form S- 4 filed February 9, 2004)

3.20	Bylaws of Big Bear Mining Company, as amended (filed as Exhibit 3.22 to Massey’s Form S-4 filed February 9, 2004)

3.21	Articles of Incorporation of Big Sandy Venture Capital Corp. (filed as Exhibit 3.23 to Massey’s Form S-4 filed February 9, 2004)

3.22	Bylaws of Big Sandy Venture Capital Corp., as amended (filed as Exhibit 3.24 to Massey’s Form S-4 filed February 9, 2004)

3.23	Articles of Incorporation of Black King Mine Development Co. (filed as Exhibit 3.25 to Massey’s Form S-4 filed February 9, 2004)

3.24	Bylaws of Black King Mine Development Co., as amended (filed as Exhibit 3.26 to Massey’s Form S-4 filed February 9, 2004)

3.25	Articles of Incorporation of Blue Ridge Venture Capital Corp. (filed as Exhibit 3.27 to Massey’s Form S-4 filed February 9, 2004)

3.26	Bylaws of Blue Ridge Venture Capital Corp., as amended (filed as Exhibit 3.28 to Massey’s Form S-4 filed February 9, 2004)

3.27	Articles of Incorporation of Boone East Development Co., as amended (filed as Exhibit 3.29 to Massey’s Form S-4 filed February 9, 2004)

3.28	Bylaws of Boone East Development Co. (filed as Exhibit 3.30 to Massey’s Form S-4 filed February 9, 2004)

3.29	Articles of Incorporation of Boone Energy Company (filed as Exhibit 3.31 to Massey’s Form S-4 filed February 9, 2004)

3.30	Bylaws of Boone Energy Company (filed as Exhibit 3.32 to Massey’s Form S-4 filed February 9, 2004)

3.31	Articles of Incorporation of Boone West Development Co. (filed as Exhibit 3.33 to Massey’s Form S-4 filed February 9, 2004)

3.32	Bylaws of Boone West Development Co., as amended (filed as Exhibit 3.34 to Massey’s Form S-4 filed February 9, 2004)

3.33	Articles of Incorporation of Central Penn Energy Company, Inc. (formerly known as Lone Pine Land & Development Company, Inc.), as amended (filed as Exhibit 3.39 to Massey’s Form S-4 filed February 9, 2004)

3.34	Bylaws of Central Penn Energy Company, Inc., as amended (filed as Exhibit 3.40 to Massey’s Form S-4 filed February 9, 2004)

3.35	Articles of Incorporation of Central West Virginia Energy Company, as amended (filed as Exhibit 3.41 to Massey’s Form S-4 filed February 9, 2004)

3.36	Bylaws of Central West Virginia Energy Company (filed as Exhibit 3.42 to Massey’s Form S-4 filed February 9, 2004)

3.37	Articles of Incorporation of Ceres Land Company (filed as Exhibit 3.43 to Massey’s Form S-4 filed February 9, 2004)

3.38	Bylaws of Ceres Land Company, as amended (filed as Exhibit 3.44 to Massey’s Form S-4 filed February 9, 2004)

3.39	Articles of Incorporation of Clear Fork Coal Company (formerly known as Shiprock Coal Co.), as amended (filed as Exhibit 3.45 to Massey’s Form S-4 filed February 9, 2004)

3.40	Bylaws of Clear Fork Coal Company (filed as Exhibit 3.46 to Massey’s Form S-4 filed February 9, 2004)

3.41	Articles of Incorporation of Crystal Fuels Company (filed as Exhibit 3.49 to Massey’s Form S-4 filed February 9, 2004)

3.42	Bylaws of Crystal Fuels Company, as amended (filed as Exhibit 3.50 to Massey’s Form S-4 filed February 9, 2004)

3.43	Articles of Incorporation of Dehue Coal Company (filed as Exhibit 3.51 to Massey’s Form S-4 filed February 9, 2004)

3.44	Bylaws of Dehue Coal Company, as amended (filed as Exhibit 3.52 to Massey’s Form S-4 filed February 9, 2004)

3.45	Articles of Incorporation of Delbarton Mining Company (filed as Exhibit 3.53 to Massey’s Form S-4 filed February 9, 2004)

3.46	Bylaws of Delbarton Mining Company, as amended (filed as Exhibit 3.46 to Massey’s Form S-4 filed January 31, 2006)

3.47	Articles of Incorporation of Demeter Land Company (filed as Exhibit 3.55 to Massey’s Form S-4 filed February 9, 2004)

3.48	Bylaws of Demeter Land Company, as amended (filed as Exhibit 3.56 to Massey’s Form S-4 filed February 9, 2004)

3.49	Articles of Incorporation of Douglas Pocahontas Coal Corporation (filed as Exhibit 3.57 to Massey’s Form S-4 filed February 9, 2004)

3.50	Bylaws of Douglas Pocahontas Coal Corporation, as amended (filed as Exhibit 3.58 to Massey’s Form S-4 filed February 9, 2004)

3.51	Certificate of Incorporation of DRIH Corporation (formerly known as Doe Run Investment Holding Corporation), as amended (filed as Exhibit 3.59 to Massey’s Form S-4 filed February 9, 2004)

3.52	Bylaws of DRIH Corporation, as amended (filed as Exhibit 3.60 to Massey’s Form S-4 filed February 9, 2004)

3.53	Articles of Incorporation of Duchess Coal Company (formerly known as Stability Coal Company), as amended (filed as Exhibit 3.61 to Massey’s Form S-4 filed February 9, 2004)

3.54	Bylaws of Duchess Coal Company, as amended (filed as Exhibit 3.62 to Massey’s Form S-4 filed February 9, 2004)

3.55	Articles of Incorporation of Duncan Fork Coal Company (formerly known as Pennsylvania Mine Services, Inc.), as amended (filed as Exhibit 3.63 to Massey’s Form S-4 filed February 9, 2004)

3.56	Bylaws of Duncan Fork Coal Company, as amended (filed as Exhibit 3.64 to Massey’s Form S-4 filed February 9, 2004)

3.57	Articles of Incorporation of Eagle Energy, Inc. (filed as Exhibit 3.65 to Massey’s Form S-4 filed February 9, 2004)

3.58	Bylaws of Eagle Energy, Inc., as amended (filed as Exhibit 3.66 to Massey’s Form S-4 filed February 9, 2004)

3.59	Articles of Incorporation of Elk Run Coal Company, Inc., as amended (filed as Exhibit 3.67 to Massey’s Form S-4 filed February 9, 2004)

3.60	Bylaws of Elk Run Coal Company, Inc., as amended (filed as Exhibit 3.60 to Massey’s Form S-4 filed January 31, 2006)

3.61	Articles of Incorporation of Feats Venture Capital Corp. (filed as Exhibit 3.69 to Massey’s Form S-4 filed February 9, 2004)

3.62	Bylaws of Feats Venture Capital Corp., as amended (filed as Exhibit 3.70 to Massey’s Form S-4 filed February 9, 2004)

3.63	Articles of Incorporation of Goals Coal Company (filed as Exhibit 3.73 to Massey’s Form S-4 filed February 9, 2004)

3.64	Bylaws of Goals Coal Company, as amended (filed as Exhibit 3.66 to Massey’s Form S-4 filed January 31, 2006)

3.65	Articles of Incorporation of Green Valley Coal Company (filed as Exhibit 3.75 to Massey’s Form S-4 filed February 9, 2004)

3.66	Bylaws of Green Valley Coal Company, as amended (filed as Exhibit 3.76 to Massey’s Form S-4 filed February 9, 2004)

3.67	Articles of Incorporation of Greyeagle Coal Company (filed as Exhibit 3.77 to Massey’s Form S-4 filed February 9, 2004)

3.68	Bylaws of Greyeagle Coal Company, as amended (filed as Exhibit 3.78 to Massey’s Form S-4 filed February 9, 2004)

3.69	Articles of Incorporation of Haden Farms, Inc. (filed as Exhibit 3.79 to Massey’s Form S-4 filed February 9, 2004)

3.70	Bylaws of Haden Farms, Inc. (filed as Exhibit 3.80 to Massey’s Form S-4 filed February 9, 2004)

3.71	Articles of Organization of Hanna Land Company, LLC (filed as Exhibit 3.81 to Massey’s Form S-4 filed February 9, 2004)

3.72	Limited Liability Company Agreement for Hanna Land Company, LLC (filed as Exhibit 3.82 to Massey’s Form S-4 filed February 9, 2004)

3.73	Articles of Incorporation of Hazy Ridge Coal Company (filed as Exhibit 3.83 to Massey’s Form S-4 filed February 9, 2004)

3.74	Bylaws of Hazy Ridge Coal Company (filed as Exhibit 3.84 to Massey’s Form S-4 filed February 9, 2004)

3.75	Articles of Incorporation of Highland Mining Company (formerly known as Progress Coal Company), as amended (filed as Exhibit 3.85 to Massey’s Form S-4 filed February 9, 2004)

3.76	Bylaws of Highland Mining Company, as amended (filed as Exhibit 3.86 to Massey’s Form S-4 filed February 9, 2004)

3.77	Articles of Incorporation of Hopkins Creek Coal Company (filed as Exhibit 3.87 to Massey’s Form S-4 filed February 9, 2004)

3.78	Bylaws of Hopkins Creek Coal Company, as amended (filed as Exhibit 3.88 to Massey’s Form S- 4 filed February 9, 2004)

3.79	Articles of Incorporation of Independence Coal Company, Inc. (formerly known as Knight Mine Development Co.), as amended (filed as Exhibit 3.89.1 to Massey’s Form S-4 filed February 9, 2004)

3.80	Bylaws of Independence Coal Company, Inc., as amended (filed as Exhibit 3.82 to Massey’s Form S-4 filed January 31, 2006)
3.81	Articles of Incorporation of Jacks Branch Coal Company, as amended (filed as Exhibit 3.90 to Massey’s Form S-4 filed February 9, 2004)
3.82	Bylaws of Jacks Branch Coal Company (filed as Exhibit 3.91 to Massey’s Form S-4 filed February 9, 2004)
3.83	Articles of Incorporation of Joboner Coal Company, as amended (filed as Exhibit 3.92 to Massey’s Form S-4 filed February 9, 2004)
3.84	Bylaws of Joboner Coal Company (filed as Exhibit 3.93 to Massey’s Form S-4 filed February 9, 2004)
3.85	Articles of Incorporation of Kanawha Energy Company (filed as Exhibit 3.94 to Massey’s Form S-4 filed February 9, 2004)
3.86	Bylaws of Kanawha Energy Company, as amended (filed as Exhibit 3.95 to Massey’s Form S-4 filed February 9, 2004)
3.87	Articles of Incorporation of Knox Creek Coal Corporation (formerly known as United Coal Company), as amended (filed as Exhibit 3.96 to Massey’s Form S-4 filed February 9, 2004)
3.88	Amended Bylaws of Knox Creek Coal Corporation, as amended (filed as Exhibit 3.97 to Massey’s Form S-4 filed February 9, 2004)
3.89	Articles of Incorporation of Lauren Land Company, as amended (filed as Exhibit 3.98 to Massey’s Form S-4 filed February 9, 2004)
3.90	Bylaws of Lauren Land Company, as amended (filed as Exhibit 3.99 to Massey’s Form S-4 filed February 9, 2004)
3.91	Agreement of Incorporation of Laxare, Inc. (filed as Exhibit 3.100 to Massey’s Form S-4 filed February 9, 2004)
3.92	Bylaws of Laxare, Inc., as amended (filed as Exhibit 3.101 to Massey’s Form S-4 filed February 9, 2004)
3.93	Articles of Incorporation of Logan County Mine Services, Inc. (filed as Exhibit 3.104 to Massey’s Form S-4 filed February 9, 2004)
3.94	Bylaws of Logan County Mine Services, Inc., as amended (filed as Exhibit 3.96 to Massey’s Form S-4 filed January 31, 2006)
3.95	Articles of Incorporation of Long Fork Coal Company (filed as Exhibit 3.106 to Massey’s Form S-4 filed February 9, 2004)
3.96	Bylaws of Long Fork Coal Company, as amended (filed as Exhibit 3.107 to Massey’s Form S-4 filed February 9, 2004)
3.97	Articles of Incorporation of Lynn Branch Coal Company, Inc. (filed as Exhibit 3.108 to Massey’s Form S-4 filed February 9, 2004)
3.98	Bylaws of Lynn Branch Coal Company, Inc., as amended (filed as Exhibit 3.109 to Massey’s Form S-4 filed February 9, 2004)
3.99	Articles of Incorporation of Majestic Mining, Inc. (formerly known as Majestic Contractors, Inc.), as amended (filed as Exhibit 3.110 to Massey’s Form S-4 filed February 9, 2004)
3.100	Restated Bylaws of Majestic Mining, Inc., as amended (filed as Exhibit 3.111 to Massey’s Form S-4 filed February 9, 2004)
3.101	Articles of Incorporation of Marfork Coal Company, Inc. (filed as Exhibit 3.112 to Massey’s Form S-4 filed February 9, 2004)
3.102	Bylaws of Marfork Coal Company, Inc. (filed as Exhibit 3.104 to Massey’s Form S-4 filed January 31, 2006)
3.103	Articles of Incorporation of Martin County Coal Corporation, as amended (filed as Exhibit 3.114 to Massey’s Form S-4 filed February 9, 2004)
3.104	Bylaws of Martin County Coal Corporation, as amended (filed as Exhibit 3.106 to Massey’s Form S-4 filed January 31, 2006)
3.105	Articles of Incorporation of Massey Coal Sales Company, Inc. (filed as Exhibit 3.116 to Massey’s Form S-4 filed February 9, 2004)
3.106	Bylaws of Massey Coal Sales Company, Inc., as amended (filed as Exhibit 3.117 to Massey’s Form S-4 filed February 9, 2004)
3.107	Articles of Incorporation of Massey Coal Services, Inc., as amended
3.108	Bylaws of Massey Coal Services, Inc., as amended

3.109	Articles of Incorporation of Massey Gas & Oil Company (filed as Exhibit 3.120 to Massey’s Form S-4 filed February 9, 2004)
3.110	Bylaws of Massey Gas & Oil Company (filed as Exhibit 3.121 to Massey’s Form S-4 filed February 9, 2004)
3.111	Articles of Incorporation of Massey Technology Investments, Inc. (formerly known as Massey Consulting Services, Inc.), as amended (filed as Exhibit 3.124 to Massey’s Form S-4 filed February 9, 2004)
3.112	Bylaws of Massey Technology Investments, Inc., as amended (filed as Exhibit 3.125 to Massey’s Form S-4 filed February 9, 2004)
3.113	Articles of Incorporation of New Market Land Company (filed as Exhibit 3.130 to Massey’s Form S-4 filed February 9, 2004)
3.114	Bylaws of New Market Land Company, as amended (filed as Exhibit 3.131 to Massey’s Form S-4 filed February 9, 2004)
3.115	Articles of Incorporation of New Ridge Mining Company (filed as Exhibit 3.134 to Massey’s Form S-4 filed February 9, 2004)
3.116	Bylaws of New Ridge Mining Company, as amended (filed as Exhibit 3.135 to Massey’s Form S- 4 filed February 9, 2004)
3.117	Articles of Incorporation of New River Energy Corporation (formerly known as Federal Development Corporation), as amended (filed as Exhibit 3.136 to Massey’s Form S-4 filed February 9, 2004)
3.118	Bylaws of New River Energy Corporation, as amended (filed as Exhibit 3.137 to Massey’s Form S-4 filed February 9, 2004)
3.119	Articles of Incorporation of Nicco Corporation (filed as Exhibit 3.138 to Massey’s Form S-4 filed February 9, 2004)
3.120	Bylaws of Nicco Corporation, as amended (filed as Exhibit 3.139 to Massey’s Form S-4 filed February 9, 2004)
3.121	Articles of Incorporation of Nicholas Energy Company (filed as Exhibit 3.140 to Massey’s Form S-4 filed February 9, 2004)
3.122	Bylaws of Nicholas Energy Company, as amended (filed as Exhibit 3.124 to Massey’s Form S-4 filed January 31, 2006)
3.123	Agreement of Incorporation of Omar Mining Company (filed as Exhibit 3.142 to Massey’s Form S-4 filed February 9, 2004)
3.124	Restated Bylaws of Omar Mining Company, as amended (filed as Exhibit 3.126 to Massey’s Form S-4 filed January 31, 2006)
3.125	Agreement of Incorporation of Peerless Eagle Coal Co. (filed as Exhibit 3.144 to Massey’s Form S-4 filed February 9, 2004)
3.126	Restated Bylaws of Peerless Eagle Coal Co., as amended (filed as Exhibit 3.145 to Massey’s Form S-4 filed February 9, 2004)
3.127	Articles of Incorporation of Performance Coal Company (filed as Exhibit 3.146 to Massey’s Form S-4 filed February 9, 2004)
3.128	Bylaws of Performance Coal Company, as amended (filed as Exhibit 3.130 to Massey’s Form S-4 filed January 31, 2006)
3.129	Articles of Incorporation of Peter Cave Mining Company (filed as Exhibit 3.148 to Massey’s Form S-4 filed February 9, 2004)
3.130	Bylaws of Peter Cave Mining Company, as amended (filed as Exhibit 3.149 to Massey’s Form S-4 filed February 9, 2004)
3.131	Articles of Incorporation of Pilgrim Mining Company, Inc. (filed as Exhibit 3.150 to Massey’s Form S-4 filed February 9, 2004)
3.132	Bylaws of Pilgrim Mining Company, Inc., as amended (filed as Exhibit 3.151 to Massey’s Form S-4 filed February 9, 2004)
3.133	Articles of Incorporation of Power Mountain Coal Company (filed as Exhibit 3.152 to Massey’s Form S-4 filed February 9, 2004)
3.134	Bylaws of Power Mountain Coal Company, as amended (filed as Exhibit 3.136 to Massey’s Form S-4 filed January 31, 2006)
3.135	Articles of Incorporation of Raven Resources, Inc. (filed as Exhibit 3.156 to Massey’s Form S-4 filed February 9, 2004)

3.136	Bylaws of Raven Resources, Inc. (filed as Exhibit 3.157 to Massey’s Form S-4 filed February 9, 2004)
3.137	Articles of Incorporation of Rawl Sales & Processing, Co., as amended (filed as Exhibit 3.158 to Massey’s Form S-4 filed February 9, 2004)
3.138	Restated Bylaws of Rawl Sales & Processing, Co., as amended (filed as Exhibit 3.140 to Massey’s Form S-4 filed January 31, 2006)
3.139	Articles of Incorporation of Road Fork Development Company, Inc. (filed as Exhibit 3.162 to Massey’s Form S-4 filed February 9, 2004)
3.140	Bylaws of Road Fork Development Company, Inc., as amended (filed as Exhibit 3.163 to Massey’s Form S-4 filed February 9, 2004)
3.141	Agreement of Incorporation of Robinson-Phillips Coal Company, as amended (filed as Exhibit 3.164 to Massey’s Form S-4 filed February 9, 2004)
3.142	Restated Bylaws of Robinson-Phillips Coal Company, as amended (filed as Exhibit 3.165 to Massey’s Form S-4 filed February 9, 2004)
3.143	Articles of Incorporation of Rum Creek Coal Sales, Inc. (filed as Exhibit 3.168 to Massey’s Form S-4 filed February 9, 2004)
3.144	Bylaws of Rum Creek Coal Sales, Inc., as amended (filed as Exhibit 3.169 to Massey’s Form S-4 filed February 9, 2004)
3.145	Agreement of Incorporation of Russell Fork Coal Company, as amended (filed as Exhibit 3.172 to Massey’s Form S-4 filed February 9, 2004)
3.146	Restated Bylaws of Russell Fork Coal Company, as amended (filed as Exhibit 3.173 to Massey’s Form S-4 filed February 9, 2004)
3.147	Articles of Incorporation of Scarlet Development Company (formerly known as Hillsboro Coal Company), as amended (filed as Exhibit 3.176 to Massey’s Form S-4 filed February 9, 2004)
3.148	Bylaws of Scarlet Development Company, as amended (filed as Exhibit 3.177 to Massey’s Form S-4 filed February 9, 2004)
3.149	Certificate of Incorporation of SC Coal Corporation, as amended (filed as Exhibit 3.174 to Massey’s Form S-4 filed February 9, 2004)
3.150	Bylaws of SC Coal Corporation, as amended (filed as Exhibit 3.175 to Massey’s Form S-4 filed February 9, 2004)
3.151	Articles of Incorporation of Shannon-Pocahontas Coal Corporation (formerly known as Vera Mining Company), as amended (filed as Exhibit 3.178 to Massey’s Form S-4 filed February 9, 2004)
3.152	Restated Bylaws of Shannon-Pocahontas Coal Corporation, as amended (filed as Exhibit 3.179 to Massey’s Form S-4 filed February 9, 2004)
3.153	Amended and Restated Partnership Agreement of Shannon-Pocahontas Mining Company (filed as Exhibit 3.220 to Massey’s Form S-4 filed February 9, 2004)
3.154	Articles of Incorporation of Shenandoah Capital Management Corp. (filed as Exhibit 3.180 to Massey’s Form S-4 filed February 9, 2004)
3.155	Bylaws of Shenandoah Capital Management Corp. (filed as Exhibit 3.181 to Massey’s Form S-4 filed February 9, 2004)
3.156	Articles of Incorporation of Sidney Coal Company, Inc., as amended (filed as Exhibit 3.182 to Massey’s Form S-4 filed February 9, 2004)
3.157	Bylaws of Sidney Coal Company, Inc. (filed as Exhibit 3.158 to Massey’s Form S-4 filed January 31, 2006)
3.158	Articles of Incorporation of Spartan Mining Company (filed as Exhibit 3.184 to Massey’s Form S- 4 filed February 9, 2004)
3.159	Bylaws of Spartan Mining Company (filed as Exhibit 3.160 to Massey’s Form S-4 filed January 31, 2006)
3.160	Articles of Incorporation of St. Alban’s Capital Management Corp. (filed as Exhibit 3.188 to Massey’s Form S-4 filed February 9, 2004)
3.161	Bylaws of St. Alban’s Capital Management Corp., as amended (filed as Exhibit 3.189 to Massey’s Form S-4 filed February 9, 2004)
3.162	Articles of Incorporation of Stirrat Coal Company (filed as Exhibit 3.190 to Massey’s Form S-4 filed February 9, 2004)

3.163	Bylaws of Stirrat Coal Company (filed as Exhibit 3.191 to Massey’s Form S-4 filed February 9, 2004)

3.164	Articles of Incorporation of Stone Mining Company (filed as Exhibit 3.192 to Massey’s Form S-4 filed February 9, 2004)

3.165	Bylaws of Stone Mining Company, as amended (filed as Exhibit 3.193 to Massey’s Form S-4 filed February 9, 2004)

3.166	Articles of Incorporation of Support Mining Company (formerly known as Stability Coal Company), as amended (filed as Exhibit 3.196 to Massey’s Form S-4 filed February 9, 2004)

3.167	Bylaws of Support Mining Company, as amended (filed as Exhibit 3.197 to Massey’s Form S-4 filed February 9, 2004)

3.168	Articles of Incorporation of Sycamore Fuels, Inc. (filed as Exhibit 3.198 to Massey’s Form S-4 filed February 9, 2004)

3.169	Bylaws of Sycamore Fuels, Inc., as amended (filed as Exhibit 3.199 to Massey’s Form S-4 filed February 9, 2004)

3.170	Articles of Incorporation of Talon Loadout Company, as amended (filed as Exhibit 3.171 to Massey’s Form S-4/A filed April 19, 2006)

3.171	Restated Bylaws of Talon Loadout Company (filed as Exhibit 3.172 to Massey’s Form S-4/A filed April 19, 2006)

3.172	Articles of Incorporation of T.C.H. Coal Co. (filed as Exhibit 3.200 to Massey’s Form S-4 filed February 9, 2004)

3.173	Bylaws of T.C.H. Coal Co., as amended (filed as Exhibit 3.201 to Massey’s Form S-4 filed February 9, 2004)

3.174	Articles of Incorporation of Tennessee Consolidated Coal Company (formerly known as Grundy Mining Company), as amended (filed as Exhibit 3.202 to Massey’s Form S-4 filed February 9, 2004)

3.175	Bylaws of Tennessee Consolidated Coal Company, as amended (filed as Exhibit 3.203 to Massey’s Form S-4 filed February 9, 2004)

3.176	Articles of Incorporation of Tennessee Energy Corp. (formerly Walnut Coal Company, Inc.) (filed as Exhibit 3.204 to Massey’s Form S-4 filed February 9, 2004)

3.177	Bylaws of Tennessee Energy Corp., as amended (filed as Exhibit 3.205 to Massey’s Form S-4 filed February 9, 2004)

3.178	Articles of Incorporation of Thunder Mining Company (filed as Exhibit 3.206 to Massey’s Form S-4 filed February 9, 2004)

3.179	Bylaws of Thunder Mining Company (filed as Exhibit 3.207 to Massey’s Form S-4 filed February 9, 2004)

3.180	Articles of Incorporation of Town Creek Coal Company (filed as Exhibit 3.208 to Massey’s Form S-4 filed February 9, 2004)

3.181	Bylaws of Town Creek Coal Company, as amended (filed as Exhibit 3.209 to Massey’s Form S-4 filed February 9, 2004)

3.182	Articles of Incorporation of Trace Creek Coal Company (formerly known as Vesta Mining Company), as amended (filed as Exhibit 3.210 to Massey’s Form S-4 filed February 9, 2004)

3.183	Bylaws of Trace Creek Coal Company, as amended (filed as Exhibit 3.211 to Massey’s Form S-4 filed February 9, 2004)

3.184	Articles of Organization of Tucson Limited Liability Company (filed as Exhibit 3.183 to Massey’s Form S-4 filed January 31, 2006)

3.185	Operating Agreement of Tucson Limited Liability Company (filed as Exhibit 3.184 to Massey’s Form S-4 filed January 31, 2006)

3.186	Articles of Incorporation of Vantage Mining Company, as amended (filed as Exhibit 3.212 to Massey’s Form S-4 filed February 9, 2004)

3.187	Bylaws of Vantage Mining Company, as amended (filed as Exhibit 3.213 to Massey’s Form S-4 filed February 9, 2004)

3.188	Articles of Incorporation of White Buck Coal Company (filed as Exhibit 3.214 to Massey’s Form S-4 filed February 9, 2004)

3.189	Bylaws of White Buck Coal Company, as amended (filed as Exhibit 3.215 to Massey’s Form S-4 filed February 9, 2004)

3.190	Articles of Incorporation of Williams Mountain Coal Company (filed as Exhibit 3.216 to Massey’s Form S-4 filed February 9, 2004)

3.191	Bylaws of Williams Mountain Coal Company, as amended (filed as Exhibit 3.217 to Massey’s Form S-4 filed February 9, 2004)

3.192	Articles of Incorporation of Wyomac Coal Company, Inc., as amended (filed as Exhibit 3.218 to Massey’s Form S-4 filed February 9, 2004)

3.193	Bylaws of Wyomac Coal Company, Inc., as amended (filed as Exhibit 3.219 to Massey’s Form S- 4 filed February 9, 2004)

4.1	Form of Indenture, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee

4.2	Form of Debt Security and Guarantee (included in Exhibit 4.1)

4.3	Form of Certificate of Massey Energy Company Common Stock

4.4	Form of Certificate of Designation of Preferred Stock*

4.5	Form of Certificate of Massey Energy Company Preferred Stock*

4.6	Form of Warrant Agreement*

4.7	Form of Warrant Certificate*

5.1	Opinion of Troutman Sanders LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm

23.2	Consent of Troutman Sanders LLP (included in Exhibit 5.1)

24.1	Power of Attorney of Certain Directors and Officers of Registrant (set forth on the signature pages to this Registration Statement)

25.1	Form T-1 Statement of Eligibility of the Trustee under the Indenture

*	to be filed by post-effective amendment or as an exhibit to a Current Report on Form 8-K and incorporated herein by reference

Item 17.	Undertakings

(a) The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act,

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement,

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser:

(i) Each prospectus filed by the Company pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(b) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrants hereby undertake that:

(1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

MASSEY ENERGY COMPANY
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
Executive Vice President and Chief Administrative Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Don L. Blankenship	Chairman, President and Chief Executive Officer (principal executive officer)
Don L. Blankenship

/s/ Eric B. Tolbert	Vice President and Chief Financial Officer (principal financial officer)
Eric B. Tolbert

/s/ David W. Owings	Controller (principal accounting officer)
David W. Owings

/s/ James B. Crawford	Director
James B. Crawford

/s/ Robert H. Foglesong	Director
Robert H. Foglesong

/s/ Richard M. Gabrys	Director
Richard M. Gabrys

/s/ E. Gordon Gee	Director
E. Gordon Gee

/s/ Bobby R. Inman	Director
Bobby R. Inman

/s/ Lady Judge	Director
Lady Judge

/s/ Dan R. Moore	Director
Dan R. Moore

/s/ Baxter F. Phillips, Jr.	Director; Executive Vice President and Chief Administrative Officer
Baxter F. Phillips, Jr.

/s/ Stanley C. Suboleski	Director
Stanley C. Suboleski

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

A.T. MASSEY COAL COMPANY, INC.
(Registrant)

By:	/s/ Don L. Blankenship
Don L. Blankenship
Chairman, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Don L. Blankenship	Chairman, Chief Executive Officer and President (Principal Executive Officer)
Don L. Blankenship

/s/ Eric B. Tolbert	Vice President and Chief Financial Officer (Principal Financial Officer)
Eric B. Tolbert

/s/ David W. Owings	Controller (Principal Accounting Officer)
David W. Owings

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ Baxter F. Phillips, Jr.	Director
Baxter F. Phillips, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

ALEX ENERGY, INC.
(Registrant)

By:	/s/ Jon C. Brown
Jon C. Brown
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Jon C. Brown	President and Director
Jon C. Brown	(Principal Executive Officer)

/s/ Michele L. Davis	Controller
Michele L. Davis	(Principal Financial Officer and Principal Accounting Officer)

/s/ J. Christopher Adkins	Director
J. Christopher Adkins

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

ARACOMA COAL COMPANY, INC.
(Registrant)

By:	/s/ Johnny R. Jones
Johnny R. Jones
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Johnny R. Jones	President and Director
Johnny R. Jones	(Principal Executive Officer)

/s/ Angela K. Fields	Controller
Angela K. Fields	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

BANDMILL COAL CORPORATION
(Registrant)

By:	/s/ Johnny R. Jones
Johnny R. Jones
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Johnny R. Jones	President and Director
Johnny R. Jones	(Principal Executive Officer)

/s/ Angela K. Fields	Controller
Angela K. Fields	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ Baxter F. Phillips. Jr.	Director
Baxter F. Phillips, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

BANDYTOWN COAL COMPANY
(Registrant)

By:	/s/ Johnny R. Jones
Johnny R. Jones
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Johnny R. Jones	President
Johnny R. Jones	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ J. Christopher Adkins	Director
J. Christopher Adkins

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

BARNABUS LAND COMPANY
(Registrant)

By:	/s/ Michael R. Blackburn
Michael R. Blackburn
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Michael R. Blackburn	President (Principal Executive Officer)
Michael R. Blackburn

/s/ Darren C. Muncy	Controller (Principal Financial Officer and Principal Accounting Officer)
Darren C. Muncy

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

BELFRY COAL CORPORATION
(Registrant)

By:	/s/ Charles I. Bearse, III
Charles I. Bearse, III
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Charles I. Bearse, III	President and Director (Principal Executive Officer)
Charles I. Bearse, III

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Michael R. Blackburn	Director
Michael R. Blackburn

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

BEN CREEK COAL COMPANY
(Registrant)

By:	/s/ Bruce A. Johnson
Bruce A. Johnson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Bruce A. Johnson	President and Director (Principal Executive Officer)
Bruce A. Johnson

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Baxter F. Phillips, Jr.	Director
Baxter F. Phillips, Jr.

/s/ John M. Poma	Director
John M. Poma

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

BIG BEAR MINING COMPANY
(Registrant)

By:	/s/ John L. Cline, Jr.
John L. Cline, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ John L. Cline, Jr.	President and Director
John L. Cline, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

BIG SANDY VENTURE CAPITAL CORP.
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Don L. Blankenship	Director
Don L. Blankenship

/s/ David C. Hughart	Director
David C. Hughart

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

BLACK KING MINE DEVELOPMENT CO.
(Registrant)

By:	/s/ R. Freal Mize
R. Freal Mize
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ R. Freal Mize	President and Director
R. Freal Mize	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ J. Christopher Adkins	Director
J. Christopher Adkins

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

BLUE RIDGE VENTURE CAPITAL CORP.
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Don L. Blankenship	Director
Don L. Blankenship

/s/ R. Freal Mize	Director
R. Freal Mize

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

BOONE EAST DEVELOPMENT CO.
(Registrant)

By:	/s/ R. Freal Mize
R. Freal Mize
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ R. Freal Mize	President and Director
R. Freal Mize	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

BOONE ENERGY COMPANY
(Registrant)

By:	/s/ Johnny R. Jones
Johnny R. Jones
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Johnny R. Jones	President and Director
Johnny R. Jones	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

BOONE WEST DEVELOPMENT CO.
(Registrant)

By:	/s/ R. Freal Mize
R. Freal Mize
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ R. Freal Mize	President and Director
R. Freal Mize	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

CENTRAL PENN ENERGY COMPANY, INC.
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President and Director
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

CENTRAL WEST VIRGINIA ENERGY COMPANY
(Registrant)

By:	/s/ R. Freal Mize
R. Freal Mize
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ R. Freal Mize	President and Director
R. Freal Mize	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

CERES LAND COMPANY
(Registrant)

By:	/s/ R. Freal Mize
R. Freal Mize
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ R. Freal Mize	President and Director
R. Freal Mize	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

CLEAR FORK COAL COMPANY
(Registrant)

By:	/s/ Paul I. McCombs
Paul I. McCombs
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Paul I. McCombs	President and Director
Paul I. McCombs	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

CRYSTAL FUELS COMPANY
(Registrant)

By:	/s/ Charles I. Bearse, III
Charles I. Bearse, III
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Charles I. Bearse, III	President and Director
Charles I. Bearse, III	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Bruce A. Johnson	Director
Bruce A. Johnson

/s/ Christopher L. Blanchard	Director
Christopher L. Blanchard

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

DEHUE COAL COMPANY
(Registrant)

By:	/s/ Michael R. Blackburn
Michael R. Blackburn
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Michael R. Blackburn	President and Director
Michael R. Blackburn	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Don L. Blankenship	Director
Don L. Blankenship

/s/ John M. Poma	Director
John M. Poma

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

DELBARTON MINING COMPANY
(Registrant)

By:	/s/ David M. Hensley
David M. Hensley
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ David M. Hensley	President
David M. Hensley	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

DEMETER LAND COMPANY
(Registrant)

By:	/s/ R. Freal Mize
R. Freal Mize
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ R. Freal Mize	President and Director
R. Freal Mize	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

DOUGLAS POCAHONTAS COAL CORPORATION
(Registrant)

By:	/s/ R. Freal Mize
R. Freal Mize
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ R. Freal Mize	President and Director
R. Freal Mize	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ John M. Poma	Director
John M. Poma

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

DRIH CORPORATION
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President and Director
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Carl E. Golt	Director
Carl E. Golt

/s/ Jeffrey M. Jarosinski	Director
Jeffrey M. Jarosinski

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

DUCHESS COAL COMPANY
(Registrant)

By:	/s/ John L. Cline, Jr.
John L. Cline, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ John L. Cline, Jr.	President and Director
John L. Cline, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ R. Freal Mize	Director
R. Freal Mize

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

DUNCAN FORK COAL COMPANY
(Registrant)

By:	/s/ Michael D. Bauersachs
Michael D. Bauersachs
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Michael D. Bauersachs	President and Director
Michael D. Bauersachs	(Principal Executive Officer)

/s/ Darren C. Muncy	Controller
Darren C. Muncy	(Principal Financial Officer and Principal Accounting Officer)

/s/ David C. Hughart	Director
David C. Hughart

/s/ R. Freal Mize	Director
R. Freal Mize

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

EAGLE ENERGY, INC.
(Registrant)

By:	/s/ Andrew F. Ashurst
Andrew F. Ashurst
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Andrew F. Ashurst	President
Andrew F. Ashurst	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ J. Christopher Adkins	Director
J. Christopher Adkins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

ELK RUN COAL COMPANY, INC.
(Registrant)

By:	/s/ S. Craig Boggs
S. Craig Boggs
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ S. Craig Boggs	President and Director
S. Craig Boggs	(Principal Executive Officer)

/s/ Tammy Tomblin	Controller
Tammy Tomblin	(Principal Financial Officer and Principal Accounting Officer)

/s/ J. Christopher Adkins	Director
J. Christopher Adkins

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

FEATS VENTURE CAPITAL CORP.
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Don L. Blankenship	Director
Don L. Blankenship

/s/ Macs E. Hall	Director
Macs E. Hall

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

GOALS COAL COMPANY
(Registrant)

By:	/s/ Toby P. Edwards
Toby P. Edwards
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Toby P. Edwards	President and Director
Toby P. Edwards	(Principal Executive Officer)

/s/ Tammy Tomblin	Controller
Tammy Tomblin	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

GREEN VALLEY COAL COMPANY
(Registrant)

By:	/s/ David C. Hughart
David C. Hughart
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ David C. Hughart	President and Director
David C. Hughart	(Principal Executive Officer)

/s/ Michele L. Davis	Controller
Michele L. Davis	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

GREYEAGLE COAL COMPANY
(Registrant)

By:	/s/ John L. Cline, Jr.
John L. Cline, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ John L. Cline, Jr.	President and Director
John L. Cline, Jr.	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ M. Shane Harvey	Director
M. Shane Harvey

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

HADEN FARMS, INC.
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President and Director
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ Darren C. Muncy	Controller
Darren C. Muncy	(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

HANNA LAND COMPANY, LLC
(Registrant)

By:	ALEX ENERGY, INC., its Manager

By:	/s/ Jon C. Brown
Jon C. Brown
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Jon C. Brown	President of Alex Energy, Inc., the Manager of Hanna Land Company, LLC (Principal Executive Officer)
Jon C. Brown

/s/ Tammy Tomblin	Controller
Tammy Tomblin	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director of Alex Energy, Inc.
Mark A. Clemens

/s/ J. Christopher Adkins	Director of Alex Energy, Inc.
J. Christopher Adkins

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

HAZY RIDGE COAL COMPANY
(Registrant)

By:	/s/ J. Christopher Adkins
J. Christopher Adkins
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ J. Christopher Adkins	President and Director
J. Christopher Adkins	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

HIGHLAND MINING COMPANY
(Registrant)

By:	/s/ Eric D. Salyer
Eric D. Salyer
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Eric D. Salyer	President and Director
Eric D. Salyer	(Principal Executive Officer)

/s/ Angela K. Fields	Controller
Angela K. Fields	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

HOPKINS CREEK COAL COMPANY
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President and Director
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

INDEPENDENCE COAL COMPANY, INC.
(Registrant)

By:	/s/ Billy R. McCoy
Billy R. McCoy
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Billy R. McCoy	President and Director
Billy R. McCoy	(Principal Executive Officer)

/s/ Adam B. McCallister	Controller and Chief Accounting Officer
Adam B. McCallister	(Principal Financial Officer and Principal Accounting Officer)

/s/ Baxter F. Phillips, Jr.	Director
Baxter F. Phillips, Jr.

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

JACKS BRANCH COAL COMPANY
(Registrant)

By:	/s/ David C. Hughart
David C. Hughart
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ David C. Hughart	President and Director
David C. Hughart	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

JOBONER COAL COMPANY
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President and Director
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

KANAWHA ENERGY COMPANY
(Registrant)

By:	/s/ David C. Hughart
David C. Hughart
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ David C. Hughart	President and Director
David C. Hughart	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

KNOX CREEK COAL CORPORATION
(Registrant)

By:	/s/ David P. Kramer
David P. Kramer
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ David P. Kramer	President
David P. Kramer	(Principal Executive Officer)

/s/ Angela K. Fields	Controller
Angela K. Fields	(Principal Financial Officer and Principal Accounting Officer)

/s/ J. Christopher Adkins	Director
J. Christopher Adkins

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

LAUREN LAND COMPANY
(Registrant)

By:	/s/ Michael R. Blackburn
Michael R. Blackburn
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Michael R. Blackburn	President
Michael R. Blackburn	(Principal Executive Officer)

/s/ Darren C. Muncy	Controller and Chief Accounting Officer
Darren C. Muncy	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

LAXARE, INC.
(Registrant)

By:	/s/ R. Freal Mize
R. Freal Mize
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ R. Freal Mize	President and Director
R. Freal Mize	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ J. Christopher Adkins	Director
J. Christopher Adkins

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

LOGAN COUNTY MINE SERVICES, INC.
(Registrant)

By:	/s/ Eric D. Salyer
Eric D. Salyer
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Eric D. Salyer	President and Director
Eric D. Salyer	(Principal Executive Officer)

/s/ Angela K. Fields	Controller
Angela K. Fields	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

LONG FORK COAL COMPANY
(Registrant)

By:	/s/ David M. Hensley
David M. Hensley
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ David M. Hensley	President and Director
David M. Hensley	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

LYNN BRANCH COAL COMPANY, INC.
(Registrant)

By:	/s/ Johnny R. Jones
Johnny R. Jones
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Johnny R. Jones	President and Director
Johnny R. Jones	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Bruce A. Johnson	Director
Bruce A. Johnson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

MAJESTIC MINING, INC.
(Registrant)

By:	/s/ David C. Hughart
David C. Hughart
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ David C. Hughart	President
David C. Hughart	(Principal Executive Officer)

/s/ Michele L. Davis	Controller
Michele L. Davis	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ Michael K. Snelling	Director
Michael K. Snelling

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

MARFORK COAL COMPANY, INC.
(Registrant)

By:	/s/ Christopher L. Blanchard
Christopher L. Blanchard
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Christopher L. Blanchard	President and Director
Christopher L. Blanchard	(Principal Executive Officer)

/s/ Tammy Tomblin	Controller and Chief Accounting Officer
Tammy Tomblin	(Principal Financial Officer and Principal Accounting Officer)

/s/ J. Christopher Adkins	Director
J. Christopher Adkins

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

MARTIN COUNTY COAL CORPORATION
(Registrant)

By:	/s/ Hiram Mahon
Hiram Mahon
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Hiram Mahon	President
Hiram Mahon	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ John M. Poma	Director
John M. Poma

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

MASSEY COAL SALES COMPANY, INC.
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President and Director
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ James E. Sutphin	Vice President and Chief Financial Officer
James E. Sutphin	(Principal Financial Officer)

/s/ David W. Ownings	Controller
David W. Owings	(Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ C. Michael Allen	Director
C. Michael Allen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

MASSEY COAL SERVICES, INC.
(Registrant)

By:	/s/ Mark A. Clemens
Mark A. Clemens
Chairman and Chief Coordinating Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Mark A. Clemens	Chairman and Chief Coordinating Officer
Mark A. Clemens	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Don L. Blankenship	Director
Don L. Blankenship

/s/ Baxter F. Phillips, Jr.	Director
Baxter F. Phillips, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

MASSEY GAS & OIL COMPANY
(Registrant)

By:	/s/ Timothy E. Comer
Timothy E. Comer
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Timothy E. Comer	President and Director
Timothy E. Comer	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

MASSEY TECHNOLOGY INVESTMENTS, INC.
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President and Director
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Michael D. Bauersachs	Director
Michael D. Bauersachs

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

NEW MARKET LAND COMPANY
(Registrant)

By:	/s/ Michael R. Blackburn
Michael R. Blackburn
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Michael R. Blackburn	President and Director
Michael R. Blackburn	(Principal Executive Officer)

/s/ Darren C. Muncy	Controller
Darren C. Muncy	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

/s/ M. Shane Harvey	Director
M. Shane Harvey

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

NEW RIDGE MINING COMPANY
(Registrant)

By:	/s/ Charles I. Bearse, III
Charles I. Bearse, III
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Charles I. Bearse, III	President and Director
Charles I. Bearse, III	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

NEW RIVER ENERGY CORPORATION
(Registrant)

By:	/s/ Timothy E. Comer
Timothy E. Comer
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Timothy E. Comer	President
Timothy E. Comer	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ R. Freal Mize	Director
R. Freal Mize

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

NICCO CORPORATION
(Registrant)

By:	/s/ David C. Hughart
David C. Hughart
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ David C. Hughart	President and Director
David C. Hughart	(Principal Executive Officer)

/s/ Michele L. Davis	Controller
Michele L. Davis	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

NICHOLAS ENERGY COMPANY
(Registrant)

By:	/s/ Jon C. Brown
Jon C. Brown
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Jon C. Brown	President
Jon C. Brown	(Principal Executive Officer)

/s/ Michele L. Davis	Controller
Michele L. Davis	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ Michael K. Snelling	Director
Michael K. Snelling

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

OMAR MINING COMPANY
(Registrant)

By:	/s/ Billy R. McCoy
Billy R. McCoy
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Billy R. McCoy	President and Director
Billy R. McCoy	(Principal Executive Officer)

/s/ Adam B. McCallister	Controller
Adam B. McCallister	(Principal Financial Officer and Principal Accounting Officer)

/s/ Baxter F. Phillips, Jr.	Director
Baxter F. Phillips, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

PEERLESS EAGLE COAL CO.
(Registrant)

By:	/s/ David C. Hughart
David C. Hughart
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ David C. Hughart	President and Director
David C. Hughart	(Principal Executive Officer)

/s/ Michele L. Davis	Controller
Michele L. Davis	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

PERFORMANCE COAL COMPANY
(Registrant)

By:	/s/ Christopher L. Blanchard
Christopher L. Blanchard
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Christopher L. Blanchard	President and Director
Christopher L. Blanchard	(Principal Executive Officer)

/s/ Tammy Tomblin	Controller and Chief Accounting Officer
Tammy Tomblin	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

PETER CAVE MINING COMPANY
(Registrant)

By:	/s/ David M. Hensley
David M. Hensley
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ David M. Hensley	President and Director
David M. Hensley	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

PILGRIM MINING COMPANY, INC.
(Registrant)

By:	/s/ David M. Hensley
David M. Hensley
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ David M. Hensley	President
David M. Hensley	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

POWER MOUNTAIN COAL COMPANY
(Registrant)

By:	/s/ Michael L. Callaway
Michael L. Callaway
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Michael L. Callaway	President
Michael L. Callaway	(Principal Executive Officer)

/s/ Michele L. Davis	Controller
Michele L. Davis	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jon C. Brown	Director
Jon C. Brown

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

RAVEN RESOURCES, INC.
(Registrant)

By:	/s/ R. Freal Mize
R. Freal Mize
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ R. Freal Mize	President and Director
R. Freal Mize	(Principal Executive Officer)

/s/ Nancy Jo Swain	Controller
Nancy Jo Swain	(Principal Financial Officer and Principal Accounting Officer)

/s/ Michael D. Bauersachs	Director
Michael D. Bauersachs

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

RAWL SALES & PROCESSING, CO.
(Registrant)

By:	/s/ Charles I. Bearse, III
Charles I. Bearse, III
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Charles I. Bearse, III	President and Director
Charles I. Bearse, III	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Don L. Blankenship	Director
Don L. Blankenship

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

ROAD FORK DEVELOPMENT COMPANY, INC.
(Registrant)

By:	/s/ Charles I. Bearse, III
Charles I. Bearse, III
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Charles I. Bearse, III	President
Charles I. Bearse, III	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Baxter F. Phillips, Jr.	Director
Baxter F. Phillips, Jr.

/s/ Don L. Blankenship	Director
Don L. Blankenship

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

ROBINSON-PHILLIPS COAL COMPANY
(Registrant)

By:	/s/ John L. Cline, Jr.
John L. Cline, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ John L. Cline, Jr.	President and Director
John L. Cline, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

/s/ John M. Poma	Director
John M. Poma

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

RUM CREEK COAL SALES, INC.
(Registrant)

By:	/s/ Johnny R. Jones
Johnny R. Jones
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Johnny R. Jones	President and Director
Johnny R. Jones	(Principal Executive Officer)

/s/ Angela K. Fields	Controller
Angela K. Fields	(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

RUSSELL FORK COAL COMPANY
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President and Director
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jeffrey M. Gillenwater	Director
Jeffrey M. Gillenwater

/s/ John M. Poma	Director
John M. Poma

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

SCARLET DEVELOPMENT COMPANY
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President and Director
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ Darren C. Muncy	Controller
Darren C. Muncy	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

SC COAL CORPORATION
(Registrant)

By:	/s/ David C. Hughart
David C. Hughart
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ David C. Hughart	President
David C. Hughart	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Eric B. Tolbert	Director
Eric B. Tolbert

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

SHANNON-POCAHONTAS COAL CORPORATION
(Registrant)

By:	/s/ R. Freal Mize
R. Freal Mize
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ R. Freal Mize	President
R. Freal Mize	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Larry E. Palmer	Director
Larry E. Palmer

/s/ John M. Poma	Director
John M. Poma

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

SHANNON-POCAHONTAS MINING CO.
(Registrant)

By:	SHANNON-POCAHONTAS COAL CORPORATION

By:	/s/ R. Freal Mize
R. Freal Mize
President

By:	OMAR MINING COMPANY

By:	/s/ Billy R. McCoy
Billy R. McCoy
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ R. Freal Mize	President of Shannon-Pocahontas Coal Corporation
R. Freal Mize	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Larry E. Palmer	Director of Shannon-Pocahontas Coal Corporation
Larry E. Palmer

/s/ John M. Poma	Director of Shannon-Pocahontas Coal Corporation
John M. Poma

/s/ Mark A. Clemens	Director of Shannon-Pocahontas Coal Corporation
Mark A. Clemens

/s/ Billy R. McCoy	President and Director of Omar Mining Company
Billy R. McCoy

/s/ Baxter F. Phillips, Jr.	Director of Omar Mining Company
Baxter F. Phillips, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

SHENANDOAH CAPITAL MANAGEMENT CORP.
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Don L. Blankenship	Director
Don L. Blankenship

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

SIDNEY COAL COMPANY, INC.
(Registrant)

By:	/s/ Charles I. Bearse, III
Charles I. Bearse, III
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Charles I. Bearse, III	President and Director
Charles I. Bearse, III	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

SPARTAN MINING COMPANY
(Registrant)

By:	/s/ Johnny R. Jones
Johnny R. Jones
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Johnny R. Jones	President
Johnny R. Jones	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ Bruce A. Johnson	Director
Bruce A. Johnson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

ST. ALBAN’S CAPITAL MANAGEMENT CORP.
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President
Baxter F. Phillips, Jr.	(Principal Executive Officer)

/s/ David W. Owings	Controller
David W. Owings	(Principal Financial Officer and Principal Accounting Officer)

/s/ Don L. Blankenship	Director
Don L. Blankenship

/s/ Macs E. Hall	Director
Macs E. Hall

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

STIRRAT COAL COMPANY
(Registrant)

By:	/s/ Johnny R. Jones
Johnny R. Jones
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Johnny R. Jones	President and Director
Johnny R. Jones	(Principal Executive Officer)

/s/ Angela K. Fields	Controller
Angela K. Fields	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

STONE MINING COMPANY
(Registrant)

By:	/s/ Charles I. Bearse, III
Charles I. Bearse, III
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Charles I. Bearse, III	President and Director
Charles I. Bearse, III	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ John M. Poma	Director
John M. Poma

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

SUPPORT MINING COMPANY
(Registrant)

By:	/s/ Andrew F. Ashurst
Andrew F. Ashurst
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Andrew F. Ashurst	President and Director
Andrew F. Ashurst	(Principal Executive Officer)

/s/ Tammy Tomblin	Controller
Tammy Tomblin	(Principal Financial Officer and Principal Accounting Officer)

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

SYCAMORE FUELS, INC.
(Registrant)

By:	/s/ Charles I. Bearse, III
Charles I. Bearse, III
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Charles I. Bearse, III	President and Director
Charles I. Bearse, III	(Principal Executive Officer)

/s/ V. Gregory Saragas	Controller
V. Gregory Saragas	(Principal Financial Officer and Principal Accounting Officer)

/s/ Bruce A. Johnson	Director
Bruce A. Johnson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

T.C.H. COAL CO.
(Registrant)

By:	/s/ Baxter F. Phillips, Jr.
Baxter F. Phillips, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Baxter F. Phillips, Jr.	President and Director (Principal Executive Officer)
Baxter F. Phillips, Jr.

/s/ David W. Owings	Controller (Principal Financial Officer and Principal Accounting Officer)
David W. Owings

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ Larry E. Palmer	Director
Larry E. Palmer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

TALON LOADOUT COMPANY
(Registrant)

By:	/s/ Kermit E. Fincham, Jr.
Kermit E. Fincham, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Kermit E. Fincham, Jr.	President (Principal Executive Officer)
Kermit E. Fincham, Jr.

/s/ Adam B. McCallister	Controller (Principal Financial Officer and Principal Accounting Officer)
Adam B. McCallister

/s/ Michael K. Snelling	Director
Michael K. Snelling

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

TENNESSEE CONSOLIDATED COAL COMPANY (Registrant)

By:	/s/ Michael D. Bauersachs
Michael D. Bauersachs
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Michael D. Bauersachs	President and Director (Principal Executive Officer)
Michael D. Bauersachs

/s/ V. Gregory Saragas	Controller (Principal Financial Officer and Principal Accounting Officer)
V. Gregory Saragas

/s/ Don L. Blankenship	Director
Don L. Blankenship

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

TENNESSEE ENERGY CORP. (Registrant)

By:	/s/ Michael D. Bauersachs
Michael D. Bauersachs
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Michael D. Bauersachs	President and Director (Principal Executive Officer)
Michael D. Bauersachs

/s/ V. Gregory Saragas	Controller (Principal Financial Officer and Principal Accounting Officer)
V. Gregory Saragas

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ Don L. Blankenship	Director
Don L. Blankenship

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

THUNDER MINING COMPANY (Registrant)

By:	/s/ Michael D. Bauersachs
Michael D. Bauersachs
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Michael D. Bauersachs	President and Director (Principal Executive Officer)
Michael D. Bauersachs

/s/ David W. Owings	Controller (Principal Financial Officer and Principal Accounting Officer)
David W. Owings

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

TOWN CREEK COAL COMPANY (Registrant)

By:	/s/ Macs E. Hall
Macs E. Hall
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Macs E. Hall	President and Director (Principal Executive Officer)
Macs E. Hall

/s/ David W. Owings	Controller (Principal Financial Officer and Principal Accounting Officer)
David W. Owings

/s/ Baxter F. Phillips, Jr.	Director
Baxter F. Phillips, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

TRACE CREEK COAL COMPANY (Registrant)

By:	/s/ Michael R. Blackburn
Michael R. Blackburn
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Michael R. Blackburn	President and Director (Principal Executive Officer)
Michael R. Blackburn

/s/ Nancy Jo Swain	Controller (Principal Financial Officer and Principal Accounting Officer)
Nancy Jo Swain

/s/ David C. Hughart	Director
David C. Hughart

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

TUCSON LIMITED LIABILITY COMPANY (Registrant)

By:	A.T. Massey Coal Company, Inc., its Manager

By:	/s/ Don L. Blankenship
Don L. Blankenship
Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Don L. Blankenship	Chairman of the Board, Chief Executive Officer and President of A.T. Massey Coal Company, Inc., the Manager of Tucson Limited Liability Company (Principal Executive Officer)
Don L. Blankenship

/s/ David W. Owings	Controller (Principal Financial Officer and Principal Accounting Officer)
David W. Owings

/s/ Mark A. Clemens	Director of A.T. Massey Coal Company, Inc.
Mark A. Clemens

/s/ Baxter F. Phillips, Jr.	Director of A.T. Massey Coal Company, Inc.
Baxter F. Phillips, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

VANTAGE MINING COMPANY (Registrant)

By:	/s/ John L. Cline, Jr.
John L. Cline, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ John L. Cline, Jr.	President and Director (Principal Executive Officer)
John L. Cline, Jr.

/s/ V. Gregory Saragas	Controller (Principal Financial Officer and Principal Accounting Officer)
V. Gregory Saragas

/s/ Mark A. Clemens	Director
Mark A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

WHITE BUCK COAL COMPANY (Registrant)

By:	/s/ Larry M. Roop
Larry M. Roop
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Larry M. Roop	President and Director (Principal Executive Officer)
Larry M. Roop

/s/ Michele L. Davis	Controller (Principal Financial Officer and Principal Accounting Officer)
Michele L. Davis

/s/ Mark A. Clemens	Director
Mark A. Clemens

/s/ David C. Hughart	Director
David C. Hughart

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

WILLIAMS MOUNTAIN COAL COMPANY (Registrant)

By:	/s/ Michael R. Blackburn
Michael R. Blackburn
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ Michael R. Blackburn	President and Director (Principal Executive Officer)
Michael R. Blackburn

/s/ Tammy Tomblin	Controller (Principal Financial Officer and Principal Accounting Officer)
Tammy Tomblin

/s/ John M. Poma	Director
John M. Poma

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 5, 2008.

WYOMAC COAL COMPANY, INC. (Registrant)

By:	/s/ John L. Cline, Jr.
John L. Cline, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of August, 2008. Each person whose signature appears below hereby authorizes each of the agent for service named in this Registration Statement, Jeffrey M. Jarosinski and Eric B. Tolbert, as attorney-in-fact, to sign in the name of each such person individually and in each capacity stated below, and to file with the Securities and Exchange Commission any amendment, including any post-effective amendment, to this Registration Statement, making such changes in this Registration Statement as appropriate, and generally to do all the things on their behalf to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Signature	Title

/s/ John L. Cline, Jr.	President and Director (Principal Executive Officer)
John L. Cline, Jr.

/s/ David W. Owings	Controller (Principal Financial Officer and Principal Accounting Officer)
David W. Owings

/s/ John M. Poma	Director
John M. Poma

EXHIBIT INDEX

Exhibit Number	Exhibit Title
1.1	Underwriting Agreements for the securities offered by this prospectus*

3.1	Restated Certificate of Incorporation of Massey Energy Company, as amended (filed as Exhibit 3.1 to Massey’s annual report on Form 10-K for the fiscal year ended October 31, 2000)

3.2	Restated Bylaws (as amended as of May 13, 2008) of Massey Energy Company (filed as Exhibit 3.1 to Massey’s current report on Form 8-K filed May 14, 2008)

3.3	Restated Articles of Incorporation of A. T. Massey Coal Company, Inc., as amended (filed as Exhibit 3.3 to Massey’s Form S-4 filed February 9, 2004)

3.4	Restated Bylaws of A. T. Massey Coal Company, Inc., as amended (filed as Exhibit 3.4 to Massey’s Form S-4 filed February 9, 2004)

3.5	Articles of Incorporation of Alex Energy, Inc. (filed as Exhibit 3.5 to Massey’s Form S-4 filed February 9, 2004)

3.6	Bylaws of Alex Energy, Inc., as amended (filed as Exhibit 3.6 to Massey’s Form S-4 filed January 31, 2006)

3.7	Articles of Incorporation of Aracoma Coal Company, Inc. (filed as Exhibit 3.9 to Massey’s Form S-4 filed February 9, 2004)

3.8	Bylaws of Aracoma Coal Company, Inc., as amended (filed as Exhibit 3.10 to Massey’s Form S-4 filed February 9, 2004)

3.9	Articles of Incorporation of Bandmill Coal Corporation (formerly known as Chambers Coal Corporation), as amended (filed as Exhibit 3.11 to Massey’s Form S-4 filed February 9, 2004)

3.10	Bylaws of Bandmill Coal Corporation, as amended (filed as Exhibit 3.12 to Massey’s Form S-4 filed February 9, 2004)

3.11	Articles of Incorporation of Bandytown Coal Company (filed as Exhibit 3.13 to Massey’s Form S-4 filed February 9, 2004)

3.12	Bylaws of Bandytown Coal Company (filed as Exhibit 3.14 to Massey’s Form S-4 filed February 9, 2004)

3.13	Articles of Incorporation of Barnabus Land Company (filed as Exhibit 3.15 to Massey’s Form S-4 filed February 9, 2004)

3.14	Bylaws of Barnabus Land Company, as amended (filed as Exhibit 3.16 to Massey’s Form S-4 filed February 9, 2004)

3.15	Agreement of Incorporation of Belfry Coal Corporation, as amended (filed as Exhibit 3.17 to Massey’s Form S-4 filed February 9, 2004)

3.16	Amended Bylaws of Belfry Coal Corporation, as amended (filed as Exhibit 3.18 to Massey’s Form S-4 filed February 9, 2004)

3.17	Agreement of Incorporation of Ben Creek Coal Company (formerly known as Gay Mining Company), as amended (filed as Exhibit 3.19 to Massey’s Form S-4 filed February 9, 2004)

3.18	Bylaws of Ben Creek Coal Company, as amended (filed as Exhibit 3.20 to Massey’s Form S-4 filed February 9, 2004)

3.19	Articles of Incorporation of Big Bear Mining Company (filed as Exhibit 3.21 to Massey’s Form S-4 filed February 9, 2004)

3.20	Bylaws of Big Bear Mining Company, as amended (filed as Exhibit 3.22 to Massey’s Form S-4 filed February 9, 2004)

3.21	Articles of Incorporation of Big Sandy Venture Capital Corp. (filed as Exhibit 3.23 to Massey’s Form S-4 filed February 9, 2004)

3.22	Bylaws of Big Sandy Venture Capital Corp., as amended (filed as Exhibit 3.24 to Massey’s Form S-4 filed February 9, 2004)

3.23	Articles of Incorporation of Black King Mine Development Co. (filed as Exhibit 3.25 to Massey’s Form S-4 filed February 9, 2004)

3.24	Bylaws of Black King Mine Development Co., as amended (filed as Exhibit 3.26 to Massey’s Form S-4 filed February 9, 2004)

3.25	Articles of Incorporation of Blue Ridge Venture Capital Corp. (filed as Exhibit 3.27 to Massey’s Form S-4 filed February 9, 2004)

3.26	Bylaws of Blue Ridge Venture Capital Corp., as amended (filed as Exhibit 3.28 to Massey’s Form S-4 filed February 9, 2004)

3.27	Articles of Incorporation of Boone East Development Co., as amended (filed as Exhibit 3.29 to Massey’s Form S-4 filed February 9, 2004)

3.28	Bylaws of Boone East Development Co. (filed as Exhibit 3.30 to Massey’s Form S-4 filed February 9, 2004)

3.29	Articles of Incorporation of Boone Energy Company (filed as Exhibit 3.31 to Massey’s Form S-4 filed February 9, 2004)

3.30	Bylaws of Boone Energy Company (filed as Exhibit 3.32 to Massey’s Form S-4 filed February 9, 2004)

3.31	Articles of Incorporation of Boone West Development Co. (filed as Exhibit 3.33 to Massey’s Form S-4 filed February 9, 2004)

3.32	Bylaws of Boone West Development Co., as amended (filed as Exhibit 3.34 to Massey’s Form S-4 filed February 9, 2004)

3.33	Articles of Incorporation of Central Penn Energy Company, Inc. (formerly known as Lone Pine Land & Development Company, Inc.), as amended (filed as Exhibit 3.39 to Massey’s Form S-4 filed February 9, 2004)

3.34	Bylaws of Central Penn Energy Company, Inc., as amended (filed as Exhibit 3.40 to Massey’s Form S-4 filed February 9, 2004)

3.35	Articles of Incorporation of Central West Virginia Energy Company, as amended (filed as Exhibit 3.41 to Massey’s Form S-4 filed February 9, 2004)

3.36	Bylaws of Central West Virginia Energy Company (filed as Exhibit 3.42 to Massey’s Form S-4 filed February 9, 2004)

3.37	Articles of Incorporation of Ceres Land Company (filed as Exhibit 3.43 to Massey’s Form S-4 filed February 9, 2004)

3.38	Bylaws of Ceres Land Company, as amended (filed as Exhibit 3.44 to Massey’s Form S-4 filed February 9, 2004)

3.39	Articles of Incorporation of Clear Fork Coal Company (formerly known as Shiprock Coal Co.), as amended (filed as Exhibit 3.45 to Massey’s Form S-4 filed February 9, 2004)

3.40	Bylaws of Clear Fork Coal Company (filed as Exhibit 3.46 to Massey’s Form S-4 filed February 9, 2004)

3.41	Articles of Incorporation of Crystal Fuels Company (filed as Exhibit 3.49 to Massey’s Form S-4 filed February 9, 2004)

3.42	Bylaws of Crystal Fuels Company, as amended (filed as Exhibit 3.50 to Massey’s Form S-4 filed February 9, 2004)

3.43	Articles of Incorporation of Dehue Coal Company (filed as Exhibit 3.51 to Massey’s Form S-4 filed February 9, 2004)

3.44	Bylaws of Dehue Coal Company, as amended (filed as Exhibit 3.52 to Massey’s Form S-4 filed February 9, 2004)

3.45	Articles of Incorporation of Delbarton Mining Company (filed as Exhibit 3.53 to Massey’s Form S-4 filed February 9, 2004)

3.46	Bylaws of Delbarton Mining Company, as amended (filed as Exhibit 3.46 to Massey’s Form S-4 filed January 31, 2006)

3.47	Articles of Incorporation of Demeter Land Company (filed as Exhibit 3.55 to Massey’s Form S-4 filed February 9, 2004)

3.48	Bylaws of Demeter Land Company, as amended (filed as Exhibit 3.56 to Massey’s Form S-4 filed February 9, 2004)

3.49	Articles of Incorporation of Douglas Pocahontas Coal Corporation (filed as Exhibit 3.57 to Massey’s Form S-4 filed February 9, 2004)

3.50	Bylaws of Douglas Pocahontas Coal Corporation, as amended (filed as Exhibit 3.58 to Massey’s Form S-4 filed February 9, 2004)

3.51	Certificate of Incorporation of DRIH Corporation (formerly known as Doe Run Investment Holding Corporation), as amended (filed as Exhibit 3.59 to Massey’s Form S-4 filed February 9, 2004)

3.52	Bylaws of DRIH Corporation, as amended (filed as Exhibit 3.60 to Massey’s Form S-4 filed February 9, 2004)

3.53	Articles of Incorporation of Duchess Coal Company (formerly known as Stability Coal Company), as amended (filed as Exhibit 3.61 to Massey’s Form S-4 filed February 9, 2004)

3.54	Bylaws of Duchess Coal Company, as amended (filed as Exhibit 3.62 to Massey’s Form S-4 filed February 9, 2004)

3.55	Articles of Incorporation of Duncan Fork Coal Company (formerly known as Pennsylvania Mine Services, Inc.), as amended (filed as Exhibit 3.63 to Massey’s Form S-4 filed February 9, 2004)

3.56	Bylaws of Duncan Fork Coal Company, as amended (filed as Exhibit 3.64 to Massey’s Form S-4 filed February 9, 2004)

3.57	Articles of Incorporation of Eagle Energy, Inc. (filed as Exhibit 3.65 to Massey’s Form S-4 filed February 9, 2004)

3.58	Bylaws of Eagle Energy, Inc., as amended (filed as Exhibit 3.66 to Massey’s Form S-4 filed February 9, 2004)

3.59	Articles of Incorporation of Elk Run Coal Company, Inc., as amended (filed as Exhibit 3.67 to Massey’s Form S-4 filed February 9, 2004)

3.60	Bylaws of Elk Run Coal Company, Inc., as amended (filed as Exhibit 3.60 to Massey’s Form S-4 filed January 31, 2006)

3.61	Articles of Incorporation of Feats Venture Capital Corp. (filed as Exhibit 3.69 to Massey’s Form S-4 filed February 9, 2004)

3.62	Bylaws of Feats Venture Capital Corp., as amended (filed as Exhibit 3.70 to Massey’s Form S-4 filed February 9, 2004)

3.63	Articles of Incorporation of Goals Coal Company (filed as Exhibit 3.73 to Massey’s Form S-4 filed February 9, 2004)

3.64	Bylaws of Goals Coal Company, as amended (filed as Exhibit 3.66 to Massey’s Form S-4 filed January 31, 2006)

3.65	Articles of Incorporation of Green Valley Coal Company (filed as Exhibit 3.75 to Massey’s Form S-4 filed February 9, 2004)

3.66	Bylaws of Green Valley Coal Company, as amended (filed as Exhibit 3.76 to Massey’s Form S-4 filed February 9, 2004)

3.67	Articles of Incorporation of Greyeagle Coal Company (filed as Exhibit 3.77 to Massey’s Form S-4 filed February 9, 2004)

3.68	Bylaws of Greyeagle Coal Company, as amended (filed as Exhibit 3.78 to Massey’s Form S-4 filed February 9, 2004)

3.69	Articles of Incorporation of Haden Farms, Inc. (filed as Exhibit 3.79 to Massey’s Form S-4 filed February 9, 2004)

3.70	Bylaws of Haden Farms, Inc. (filed as Exhibit 3.80 to Massey’s Form S-4 filed February 9, 2004)

3.71	Articles of Organization of Hanna Land Company, LLC (filed as Exhibit 3.81 to Massey’s Form S-4 filed February 9, 2004)

3.72	Limited Liability Company Agreement for Hanna Land Company, LLC (filed as Exhibit 3.82 to Massey’s Form S-4 filed February 9, 2004)

3.73	Articles of Incorporation of Hazy Ridge Coal Company (filed as Exhibit 3.83 to Massey’s Form S-4 filed February 9, 2004)

3.74	Bylaws of Hazy Ridge Coal Company (filed as Exhibit 3.84 to Massey’s Form S-4 filed February 9, 2004)

3.75	Articles of Incorporation of Highland Mining Company (formerly known as Progress Coal Company), as amended (filed as Exhibit 3.85 to Massey’s Form S-4 filed February 9, 2004)

3.76	Bylaws of Highland Mining Company, as amended (filed as Exhibit 3.86 to Massey’s Form S-4 filed February 9, 2004)

3.77	Articles of Incorporation of Hopkins Creek Coal Company (filed as Exhibit 3.87 to Massey’s Form S-4 filed February 9, 2004)

3.78	Bylaws of Hopkins Creek Coal Company, as amended (filed as Exhibit 3.88 to Massey’s Form S-4 filed February 9, 2004)

3.79	Articles of Incorporation of Independence Coal Company, Inc. (formerly known as Knight Mine Development Co.), as amended (filed as Exhibit 3.89.1 to Massey’s Form S-4 filed February 9, 2004)

3.80	Bylaws of Independence Coal Company, Inc., as amended (filed as Exhibit 3.82 to Massey’s Form S-4 filed January 31, 2006)

3.81	Articles of Incorporation of Jacks Branch Coal Company, as amended (filed as Exhibit 3.90 to Massey’s Form S-4 filed February 9, 2004)

3.82	Bylaws of Jacks Branch Coal Company (filed as Exhibit 3.91 to Massey’s Form S-4 filed February 9, 2004)

3.83	Articles of Incorporation of Joboner Coal Company, as amended (filed as Exhibit 3.92 to Massey’s Form S-4 filed February 9, 2004)

3.84	Bylaws of Joboner Coal Company (filed as Exhibit 3.93 to Massey’s Form S-4 filed February 9, 2004)

3.85	Articles of Incorporation of Kanawha Energy Company (filed as Exhibit 3.94 to Massey’s Form S-4 filed February 9, 2004)

3.86	Bylaws of Kanawha Energy Company, as amended (filed as Exhibit 3.95 to Massey’s Form S-4 filed February 9, 2004)

3.87	Articles of Incorporation of Knox Creek Coal Corporation (formerly known as United Coal Company), as amended (filed as Exhibit 3.96 to Massey’s Form S-4 filed February 9, 2004)

3.88	Amended Bylaws of Knox Creek Coal Corporation, as amended (filed as Exhibit 3.97 to Massey’s Form S-4 filed February 9, 2004)

3.89	Articles of Incorporation of Lauren Land Company, as amended (filed as Exhibit 3.98 to Massey’s Form S-4 filed February 9, 2004)

3.90	Bylaws of Lauren Land Company, as amended (filed as Exhibit 3.99 to Massey’s Form S-4 filed February 9, 2004)

3.91	Agreement of Incorporation of Laxare, Inc. (filed as Exhibit 3.100 to Massey’s Form S-4 filed February 9, 2004)

3.92	Bylaws of Laxare, Inc., as amended (filed as Exhibit 3.101 to Massey’s Form S-4 filed February 9, 2004)

3.93	Articles of Incorporation of Logan County Mine Services, Inc. (filed as Exhibit 3.104 to Massey’s Form S-4 filed February 9, 2004)

3.94	Bylaws of Logan County Mine Services, Inc., as amended (filed as Exhibit 3.96 to Massey’s Form S-4 filed January 31, 2006)

3.95	Articles of Incorporation of Long Fork Coal Company (filed as Exhibit 3.106 to Massey’s Form S-4 filed February 9, 2004)

3.96	Bylaws of Long Fork Coal Company, as amended (filed as Exhibit 3.107 to Massey’s Form S-4 filed February 9, 2004)

3.97	Articles of Incorporation of Lynn Branch Coal Company, Inc. (filed as Exhibit 3.108 to Massey’s Form S-4 filed February 9, 2004)

3.98	Bylaws of Lynn Branch Coal Company, Inc., as amended (filed as Exhibit 3.109 to Massey’s Form S-4 filed February 9, 2004)

3.99	Articles of Incorporation of Majestic Mining, Inc. (formerly known as Majestic Contractors, Inc.), as amended (filed as Exhibit 3.110 to Massey’s Form S-4 filed February 9, 2004)

3.100	Restated Bylaws of Majestic Mining, Inc., as amended (filed as Exhibit 3.111 to Massey’s Form S-4 filed February 9, 2004)

3.101	Articles of Incorporation of Marfork Coal Company, Inc. (filed as Exhibit 3.112 to Massey’s Form S-4 filed February 9, 2004)

3.102	Bylaws of Marfork Coal Company, Inc. (filed as Exhibit 3.104 to Massey’s Form S-4 filed January 31, 2006)

3.103	Articles of Incorporation of Martin County Coal Corporation, as amended (filed as Exhibit 3.114 to Massey’s Form S-4 filed February 9, 2004)

3.104	Bylaws of Martin County Coal Corporation, as amended (filed as Exhibit 3.106 to Massey’s Form S-4 filed January 31, 2006)

3.105	Articles of Incorporation of Massey Coal Sales Company, Inc. (filed as Exhibit 3.116 to Massey’s Form S-4 filed February 9, 2004)

3.106	Bylaws of Massey Coal Sales Company, Inc., as amended (filed as Exhibit 3.117 to Massey’s Form S-4 filed February 9, 2004)

3.107	Articles of Incorporation of Massey Coal Services, Inc., as amended

3.108	Bylaws of Massey Coal Services, Inc., as amended

3.109	Articles of Incorporation of Massey Gas & Oil Company (filed as Exhibit 3.120 to Massey’s Form S-4 filed February 9, 2004)

3.110	Bylaws of Massey Gas & Oil Company (filed as Exhibit 3.121 to Massey’s Form S-4 filed February 9, 2004)

3.111	Articles of Incorporation of Massey Technology Investments, Inc. (formerly known as Massey Consulting Services, Inc.), as amended (filed as Exhibit 3.124 to Massey’s Form S-4 filed February 9, 2004)

3.112	Bylaws of Massey Technology Investments, Inc., as amended (filed as Exhibit 3.125 to Massey’s Form S-4 filed February 9, 2004)

3.113	Articles of Incorporation of New Market Land Company (filed as Exhibit 3.130 to Massey’s Form S-4 filed February 9, 2004)

3.114	Bylaws of New Market Land Company, as amended (filed as Exhibit 3.131 to Massey’s Form S-4 filed February 9, 2004)

3.115	Articles of Incorporation of New Ridge Mining Company (filed as Exhibit 3.134 to Massey’s Form S-4 filed February 9, 2004)

3.116	Bylaws of New Ridge Mining Company, as amended (filed as Exhibit 3.135 to Massey’s Form S-4 filed February 9, 2004)

3.117	Articles of Incorporation of New River Energy Corporation (formerly known as Federal Development Corporation), as amended (filed as Exhibit 3.136 to Massey’s Form S-4 filed February 9, 2004)

3.118	Bylaws of New River Energy Corporation, as amended (filed as Exhibit 3.137 to Massey’s Form S-4 filed February 9, 2004)

3.119	Articles of Incorporation of Nicco Corporation (filed as Exhibit 3.138 to Massey’s Form S-4 filed February 9, 2004)

3.120	Bylaws of Nicco Corporation, as amended (filed as Exhibit 3.139 to Massey’s Form S-4 filed February 9, 2004)

3.121	Articles of Incorporation of Nicholas Energy Company (filed as Exhibit 3.140 to Massey’s Form S-4 filed February 9, 2004)

3.122	Bylaws of Nicholas Energy Company, as amended (filed as Exhibit 3.124 to Massey’s Form S-4 filed January 31, 2006)

3.123	Agreement of Incorporation of Omar Mining Company (filed as Exhibit 3.142 to Massey’s Form S-4 filed February 9, 2004)

3.124	Restated Bylaws of Omar Mining Company, as amended (filed as Exhibit 3.126 to Massey’s Form S-4 filed January 31, 2006)

3.125	Agreement of Incorporation of Peerless Eagle Coal Co. (filed as Exhibit 3.144 to Massey’s Form S-4 filed February 9, 2004)

3.126	Restated Bylaws of Peerless Eagle Coal Co., as amended (filed as Exhibit 3.145 to Massey’s Form S-4 filed February 9, 2004)

3.127	Articles of Incorporation of Performance Coal Company (filed as Exhibit 3.146 to Massey’s Form S-4 filed February 9, 2004)

3.128	Bylaws of Performance Coal Company, as amended (filed as Exhibit 3.130 to Massey’s Form S-4 filed January 31, 2006)

3.129	Articles of Incorporation of Peter Cave Mining Company (filed as Exhibit 3.148 to Massey’s Form S-4 filed February 9, 2004)

3.130	Bylaws of Peter Cave Mining Company, as amended (filed as Exhibit 3.149 to Massey’s Form S-4 filed February 9, 2004)

3.131	Articles of Incorporation of Pilgrim Mining Company, Inc. (filed as Exhibit 3.150 to Massey’s Form S-4 filed February 9, 2004)

3.132	Bylaws of Pilgrim Mining Company, Inc., as amended (filed as Exhibit 3.151 to Massey’s Form S-4 filed February 9, 2004)

3.133	Articles of Incorporation of Power Mountain Coal Company (filed as Exhibit 3.152 to Massey’s Form S-4 filed February 9, 2004)

3.134	Bylaws of Power Mountain Coal Company, as amended (filed as Exhibit 3.136 to Massey’s Form S-4 filed January 31, 2006)

3.135	Articles of Incorporation of Raven Resources, Inc. (filed as Exhibit 3.156 to Massey’s Form S-4 filed February 9, 2004)

3.136	Bylaws of Raven Resources, Inc. (filed as Exhibit 3.157 to Massey’s Form S-4 filed February 9, 2004)

3.137	Articles of Incorporation of Rawl Sales & Processing, Co., as amended (filed as Exhibit 3.158 to Massey’s Form S-4 filed February 9, 2004)

3.138	Restated Bylaws of Rawl Sales & Processing, Co., as amended (filed as Exhibit 3.140 to Massey’s Form S-4 filed January 31, 2006)

3.139	Articles of Incorporation of Road Fork Development Company, Inc. (filed as Exhibit 3.162 to Massey’s Form S-4 filed February 9, 2004)

3.140	Bylaws of Road Fork Development Company, Inc., as amended (filed as Exhibit 3.163 to Massey’s Form S-4 filed February 9, 2004)

3.141	Agreement of Incorporation of Robinson-Phillips Coal Company, as amended (filed as Exhibit 3.164 to Massey’s Form S-4 filed February 9, 2004)

3.142	Restated Bylaws of Robinson-Phillips Coal Company, as amended (filed as Exhibit 3.165 to Massey’s Form S-4 filed February 9, 2004)

3.143	Articles of Incorporation of Rum Creek Coal Sales, Inc. (filed as Exhibit 3.168 to Massey’s Form S-4 filed February 9, 2004)

3.144	Bylaws of Rum Creek Coal Sales, Inc., as amended (filed as Exhibit 3.169 to Massey’s Form S-4 filed February 9, 2004)

3.145	Agreement of Incorporation of Russell Fork Coal Company, as amended (filed as Exhibit 3.172 to Massey’s Form S-4 filed February 9, 2004)

3.146	Restated Bylaws of Russell Fork Coal Company, as amended (filed as Exhibit 3.173 to Massey’s Form S-4 filed February 9, 2004)

3.147	Articles of Incorporation of Scarlet Development Company (formerly known as Hillsboro Coal Company), as amended (filed as Exhibit 3.176 to Massey’s Form S-4 filed February 9, 2004)

3.148	Bylaws of Scarlet Development Company, as amended (filed as Exhibit 3.177 to Massey’s Form S-4 filed February 9, 2004)

3.149	Certificate of Incorporation of SC Coal Corporation, as amended (filed as Exhibit 3.174 to Massey’s Form S-4 filed February 9, 2004)

3.150	Bylaws of SC Coal Corporation, as amended (filed as Exhibit 3.175 to Massey’s Form S-4 filed February 9, 2004)

3.151	Articles of Incorporation of Shannon-Pocahontas Coal Corporation (formerly known as Vera Mining Company), as amended (filed as Exhibit 3.178 to Massey’s Form S-4 filed February 9, 2004)

3.152	Restated Bylaws of Shannon-Pocahontas Coal Corporation, as amended (filed as Exhibit 3.179 to Massey’s Form S-4 filed February 9, 2004)

3.153	Amended and Restated Partnership Agreement of Shannon-Pocahontas Mining Company (filed as Exhibit 3.220 to Massey’s Form S-4 filed February 9, 2004)

3.154	Articles of Incorporation of Shenandoah Capital Management Corp. (filed as Exhibit 3.180 to Massey’s Form S-4 filed February 9, 2004)

3.155	Bylaws of Shenandoah Capital Management Corp. (filed as Exhibit 3.181 to Massey’s Form S-4 filed February 9, 2004)

3.156	Articles of Incorporation of Sidney Coal Company, Inc., as amended (filed as Exhibit 3.182 to Massey’s Form S-4 filed February 9, 2004)

3.157	Bylaws of Sidney Coal Company, Inc. (filed as Exhibit 3.158 to Massey’s Form S-4 filed January 31, 2006)

3.158	Articles of Incorporation of Spartan Mining Company (filed as Exhibit 3.184 to Massey’s Form S-4 filed February 9, 2004)

3.159	Bylaws of Spartan Mining Company (filed as Exhibit 3.160 to Massey’s Form S-4 filed January 31, 2006)

3.160	Articles of Incorporation of St. Alban’s Capital Management Corp. (filed as Exhibit 3.188 to Massey’s Form S-4 filed February 9, 2004)

3.161	Bylaws of St. Alban’s Capital Management Corp., as amended (filed as Exhibit 3.189 to Massey’s Form S-4 filed February 9, 2004)

3.162	Articles of Incorporation of Stirrat Coal Company (filed as Exhibit 3.190 to Massey’s Form S-4 filed February 9, 2004)

3.163	Bylaws of Stirrat Coal Company (filed as Exhibit 3.191 to Massey’s Form S-4 filed February 9, 2004)

3.164	Articles of Incorporation of Stone Mining Company (filed as Exhibit 3.192 to Massey’s Form S-4 filed February 9, 2004)

3.165	Bylaws of Stone Mining Company, as amended (filed as Exhibit 3.193 to Massey’s Form S-4 filed February 9, 2004)

3.166	Articles of Incorporation of Support Mining Company (formerly known as Stability Coal Company), as amended (filed as Exhibit 3.196 to Massey’s Form S-4 filed February 9, 2004)

3.167	Bylaws of Support Mining Company, as amended (filed as Exhibit 3.197 to Massey’s Form S-4 filed February 9, 2004)

3.168	Articles of Incorporation of Sycamore Fuels, Inc. (filed as Exhibit 3.198 to Massey’s Form S-4 filed February 9, 2004)

3.169	Bylaws of Sycamore Fuels, Inc., as amended (filed as Exhibit 3.199 to Massey’s Form S-4 filed February 9, 2004)

3.170	Articles of Incorporation of Talon Loadout Company, as amended (filed as Exhibit 3.171 to Massey’s Form S-4/A filed April 19, 2006)

3.171	Restated Bylaws of Talon Loadout Company (filed as Exhibit 3.172 to Massey’s Form S-4/A filed April 19, 2006)

3.172	Articles of Incorporation of T.C.H. Coal Co. (filed as Exhibit 3.200 to Massey’s Form S-4 filed February 9, 2004)

3.173	Bylaws of T.C.H. Coal Co., as amended (filed as Exhibit 3.201 to Massey’s Form S-4 filed February 9, 2004)

3.174	Articles of Incorporation of Tennessee Consolidated Coal Company (formerly known as Grundy Mining Company), as amended (filed as Exhibit 3.202 to Massey’s Form S-4 filed February 9, 2004)

3.175	Bylaws of Tennessee Consolidated Coal Company, as amended (filed as Exhibit 3.203 to Massey’s Form S-4 filed February 9, 2004)

3.176	Articles of Incorporation of Tennessee Energy Corp. (formerly Walnut Coal Company, Inc.) (filed as Exhibit 3.204 to Massey’s Form S-4 filed February 9, 2004)

3.177	Bylaws of Tennessee Energy Corp., as amended (filed as Exhibit 3.205 to Massey’s Form S-4 filed February 9, 2004)

3.178	Articles of Incorporation of Thunder Mining Company (filed as Exhibit 3.206 to Massey’s Form S-4 filed February 9, 2004)

3.179	Bylaws of Thunder Mining Company (filed as Exhibit 3.207 to Massey’s Form S-4 filed February 9, 2004)

3.180	Articles of Incorporation of Town Creek Coal Company (filed as Exhibit 3.208 to Massey’s Form S-4 filed February 9, 2004)

3.181	Bylaws of Town Creek Coal Company, as amended (filed as Exhibit 3.209 to Massey’s Form S-4 filed February 9, 2004)

3.182	Articles of Incorporation of Trace Creek Coal Company (formerly known as Vesta Mining Company), as amended (filed as Exhibit 3.210 to Massey’s Form S-4 filed February 9, 2004)

3.183	Bylaws of Trace Creek Coal Company, as amended (filed as Exhibit 3.211 to Massey’s Form S-4 filed February 9, 2004)

3.184	Articles of Organization of Tucson Limited Liability Company (filed as Exhibit 3.183 to Massey’s Form S-4 filed January 31, 2006)

3.185	Operating Agreement of Tucson Limited Liability Company (filed as Exhibit 3.184 to Massey’s Form S-4 filed January 31, 2006)

3.186	Articles of Incorporation of Vantage Mining Company, as amended (filed as Exhibit 3.212 to Massey’s Form S-4 filed February 9, 2004)

3.187	Bylaws of Vantage Mining Company, as amended (filed as Exhibit 3.213 to Massey’s Form S-4 filed February 9, 2004)

3.188	Articles of Incorporation of White Buck Coal Company (filed as Exhibit 3.214 to Massey’s Form S-4 filed February 9, 2004)

3.189	Bylaws of White Buck Coal Company, as amended (filed as Exhibit 3.215 to Massey’s Form S-4 filed February 9, 2004)

3.190	Articles of Incorporation of Williams Mountain Coal Company (filed as Exhibit 3.216 to Massey’s Form S-4 filed February 9, 2004)

3.191	Bylaws of Williams Mountain Coal Company, as amended (filed as Exhibit 3.217 to Massey’s Form S-4 filed February 9, 2004)

3.192	Articles of Incorporation of Wyomac Coal Company, Inc., as amended (filed as Exhibit 3.218 to Massey’s Form S-4 filed February 9, 2004)

3.193	Bylaws of Wyomac Coal Company, Inc., as amended (filed as Exhibit 3.219 to Massey’s Form S-4 filed February 9, 2004)

4.1	Form of Indenture, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee

4.2	Form of Debt Security and Guarantee (included in Exhibit 4.1)

4.3	Form of Certificate of Massey Energy Company Common Stock

4.4	Form of Certificate of Designation of Preferred Stock*

4.5	Form of Certificate of Massey Energy Company Preferred Stock*

4.6	Form of Warrant Agreement*

4.7	Form of Warrant Certificate*

5.1	Opinion of Troutman Sanders LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm

23.2	Consent of Troutman Sanders LLP (included in Exhibit 5.1)

24.1	Power of Attorney of Certain Directors and Officers of Registrant (set forth on the signature pages to this Registration Statement)

25.1	Form T-1 Statement of Eligibility of the Trustee under the Indenture

*	to be filed by post-effective amendment or as an exhibit to a Current Report on Form 8-K and incorporated herein by reference